UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )

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KIT digital, Inc.
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KIT digital, Inc.

26 West 17th Street, 2nd Floor

New York, New York 10011

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2012 Annual Meeting of Stockholders (the “Meeting”) of KIT digital, Inc. (the “Company”) will be held at _______________, on Wednesday, December 5, 2012, at 10:00 a.m., local time, to consider and act upon the following:

1.	To elect four directors to serve for one year;

2.	To approve an amendment to the Company’s 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares, to a new total of 11,000,000 shares, and to approve a program permitting the exchange of certain stock options for restricted stock units;

3.	To approve under applicable Nasdaq rules the issuance of all shares of the Company’s common stock and warrants pursuant to the Company’s May 2012 private placement, including the shares underlying the warrants issued as part of the private placement, without the need for any Nasdaq Share Cap or any restriction on an exercise-price based anti-dilution provision in the warrants, as described in the accompanying Proxy Statement;

4.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2012; and

5.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on October 29, 2012 as the record date for the determination of stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will remain open for the purchase and sale of the Company's common stock.

All stockholders are cordially invited to attend the Meeting. Whether or not you plan to attend, to assure that your shares are represented at the Meeting, please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the Company, in writing, prior to the Meeting.  The Company has included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the Meeting and vote in person.

If you have questions about the matters described in this Proxy Statement, how to submit your proxy or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, you should contact Innisfree M&A Incorporated, the Company’s proxy solicitor, toll-free at (888) 750-5834. Banks and brokers may call (212) 750-5833.

By Order of the Board of Directors,

Fabrice Hamaide
Chief Financial Officer and Secretary

New York, New York

November __, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2012:

THE PROXY STATEMENT, 2011 ANNUAL REPORT ON FORM 10-K, AS AMENDED, AND SUBSEQUENT 2012 FORM 10-Qs ARE AVAILABLE AT WWW.KITD.COM.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

KIT digital, Inc.
26 West 17th Street, 2nd Floor
New York, New York 10011

PROXY STATEMENT

2012 Annual Meeting of Stockholders

December 5, 2012

The Board of Directors of KIT digital, Inc. (the “Company”) is soliciting proxies for the 2012 Annual Meeting of Stockholders (the “Meeting”). This proxy statement (including all Schedules hereto which are incorporated herein by reference and made a part hereof, this “Proxy Statement”) contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. The Meeting will be held at _______________, on Wednesday, December 5, 2012, at 10:00 a.m., local time. This Proxy Statement, proxy card and the 2011 Annual Report on Form 10-K and subsequent 2012 Quarterly Reports on Form 10-Q are being mailed to the stockholders on or about November 2, 2012. The Company reported certain information related to this Proxy Statement in Amendment No. 1 to its Form 10-K on Form 10-K/A for the fiscal year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 30, 2012 (the “Amendment to Form 10-K”). Such historical information is included in the aforementioned Schedules.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s By-laws provide that the number of directors is to be fixed by action of the directors or of the stockholders. The Board of Directors has fixed the number of directors at four for this Meeting and has nominated four persons for election as directors as noted below. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. For information regarding the independence of the Company’s directors, see “Corporate Governance Matters” below.

Unless otherwise instructed, the persons named in the proxy will vote to elect the four nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than four directors.

All of the nominees are currently directors. Wayne Walker, who has served as a director since 2008, has not been nominated and is not seeking nomination for reelection to the Board at the Meeting. Set forth below is information about each nominee:

Name	Age	Position with the Company	Director Since
William V. Russell	60	Chairman of the Board of Directors	2012
K. Peter Heiland	50	Interim Chief Executive Officer and Director	2012
Seth W. Hamot	51	Director	2012
Greg B. Petersen	49	Director	2012

William V. Russell was elected to the Company's Board and became its non-executive Chairman of the Board on June 28, 2012. Mr. Russell currently serves as the Chairman of the Board’s Nominations and Corporate Governance Committee, as well as a member of the Audit Committee. Mr. Russell is also the non-executive Chairman of the Board, Chairman of the Nominating and Governance Committee and member of the Compensation Committee of PROS Holdings, Inc., a leader in pricing and revenue management software, and has served as a director of that company since 2008. Mr. Russell has also served on the board of directors of SABA Software, Inc., a provider of people-centric enterprise solutions, since January 2010, and is a member of its Audit and Compensation Committees. Mr. Russell held a number of senior-level executive management roles in his 23 years at Hewlett-Packard (from 1980 to 2003), including vice president and general manager of the multi billion-dollar Enterprise Systems Group and its Software Solutions Group. He has served in a variety of roles on both public and private technology company boards and previously served on the boards of webMethods and Cognos. Mr. Russell holds a B.Sc. degree in Computer Science from Edinburgh University and has completed several executive development programs from institutions including Harvard Business School and INSEAD.

As a result of leading Hewlett-Packard’s substantial software business, Mr. Russell has broad knowledge of large-scale software operations, including sales, marketing, development, finance, strategic planning and leadership. In addition, Mr. Russell’s current and past service on the boards of other public and private companies also exposed him to best practices and approaches that may be beneficial to the Company, which provides him with the necessary background to serve as the Company’s non-executive Chairman.

K. Peter Heiland was elected to the Company's Board effective August 7, 2012 and was named as the Company’s Interim Chief Executive Officer on August 28, 2012. He is a Managing Director of JEC Capital Partners, LLC (“JEC Capital Partners”), a technology focused investment firm that was founded in 2009. JEC Capital Partners has been an investor in several private and public technology companies, recently leading the recovery of shareholder value in Miranda Technologies. JEC Capital Partners was also a significant shareholder of GSI Group Inc., participating in the statutory Equity Committee during GSI Group’s Chapter 11 process and engineering its recapitalization, with Mr. Heiland remaining active as a board member in the reorganized company from July 2010 to February 2012. Prior to founding JEC Capital Partners, Mr. Heiland was the founder and Chief Executive Officer of Integrated Dynamics Engineering (“IDE”), from 1990 to 2008. IDE designs, manufactures and sells environmental control systems, robotics and motion control systems for semiconductor metrology and lithography equipment. In January 2008, IDE was acquired by Aalberts Industries. Mr. Heiland received a degree in mechanical engineering from the University of Wiesbaden for Applied Sciences in Germany.

Mr. Heiland’s experience in private equity investing, operational and financial restructuring, and mergers and acquisitions provides him with the skills and qualifications to be a member of the Board.

Seth W. Hamot was elected to the Company's Board effective August 7, 2012 and currently serves as a member of the Board’s Compensation Committee and Nominations and Corporate Governance Committee. He is the Managing Member of Roark, Rearden & Hamot LLC, the general partner of Costa Brava Partnership III L.P., an investment fund that typically focuses on companies neglected by research analysts and with enterprise values ranging from $100 million to $1 billion. The fund invests in balance sheet restructurings, financially or operationally distressed issuers, securities of bankruptcies and liquidations, and securities of companies facing complicated legal issues. Mr. Hamot currently serves as the Chairman of the Board and chairman of the nominating and corporate governance committee of each of Spy, Inc., a designer and distributor of premium sunglasses and goggles sold internationally, and ISC8, Inc., a corporation engaged in the design, development, manufacture and sale of cutting-edge internet security systems and 3D stacked microchips for defense, security and commercial applications. Previously, Mr. Hamot served as Chairman of the Board of Bradley Pharmaceuticals, a specialty pharmaceutical company with products focused on the dermatology and gastroenterology markets, until that company was sold in February 2008. Mr. Hamot was also the Chairman of the Board of TechTeam Global, Inc., a leading provider of IT outsourcing and business process outsourcing services to large and medium businesses, as well as government organizations, until December 2010, when TechTeam was sold to Stefanini IT Solutions. Mr. Hamot also served as a director of CCA Industries, Inc. from July 2007 until December 2009, and has served as a director of distressed companies and on both official and ad hoc creditor committees. Mr. Hamot has a degree in economics from Princeton University.

Mr. Hamot’s extensive business, investment and public company board experience, as well as financial and corporate contacts, provide him with the skills and qualifications to be a member of the Board.

Greg B. Petersen was elected to the Company's Board on June 28, 2012 and currently serves as the Chairman of its Audit Committee and Compensation Committee. He is currently a private investor and since 2007 has served as a director and on the audit, compensation and nominating and governance committees of PROS Holdings, Inc. Mr. Petersen has an extensive background as a technology company chief financial officer, and significant M&A experience. He has been the Executive Vice President and Chief Financial Officer of several technology companies including Activant Solutions, an enterprise software provider to the automotive, hardware, lumber and wholesale verticals, and Lombardi Software, a business process management software company recently sold to IBM. Mr. Petersen started his career after business school at American Airlines where he worked in corporate development and finance from 1989 to 1997. Mr. Petersen holds a B.A. degree in economics from Boston College and an M.B.A. from the Fuqua School of Business at Duke University.

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Mr. Petersen’s extensive business and leadership experience with software companies, mergers and acquisitions experience and extensive accounting and risk management knowledge highly relevant to the Company’s business provide him with the necessary skills and qualifications to be a member of the Board and serve as the Chairman of the Audit Committee.

The Board of Directors recommends that stockholders vote FOR electing the four nominees listed above.

CORPORATE GOVERNANCE MATTERS

Board of Directors and Committees

The Board of Directors of the Company is currently comprised of five directors, four of whom have joined the Board since June 28, 2012. Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The Board currently maintains three standing committees – an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee. In 2012, as a result of the Board changes described below, the Company substantially reconstituted the members of its Board committees and disbanded its additional Board committees. Since August 7, 2012, the Board’s committees have consisted of an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee. The Board’s Audit Committee currently consists of Greg B. Petersen (Chairman), William V. Russell and Wayne Walker, the Board’s Compensation Committee currently consists of Mr. Petersen (Chairman), Seth W. Hamot and Mr. Walker, and the Board’s Nominations and Corporate Governance Committee currently consists of Mr. Russell (Chairman), Mr. Petersen and Mr. Hamot. Wayne Walker, who has served as a director since 2008, has not been nominated and is not seeking nomination for reelection to the Board at this Meeting. During the year ended December 31, 2011, the Board consisted of nine directors, four of whom were members of management, and maintained several additional Board committees. Information with respect to such committees from 2011 is set forth in Schedule A to this Proxy Statement, which information was previously reported in the Company’s Amendment to Form 10-K filed with the SEC.

Fundamental 2012 Board and Management Changes

As noted above, in 2012, the Company made a number of significant Board changes. The Company also implemented a number of significant management changes in 2012. Key changes were as follows:

•	K. Peter Heiland and Seth W. Hamot were elected to the Board on August 7, 2012. Subsequently, on August 28, 2012, Mr. Heiland was appointed to be the Company's Interim Chief Executive Officer.

•	Joseph E. Mullin III resigned as a director on August 7, 2012.

•	Fabrice Hamaide was appointed to be the Company’s Chief Financial Officer on July 14, 2012.

•	William V. Russell and Greg B. Petersen were elected to the Board on June 28, 2012, with Mr. Russell becoming the Chairman of the Board and Mr. Petersen becoming the Chairman of the Company's Audit Committee.

•	Daniel W. Hart and Lars Kroijer resigned as directors of the Company, also on June 28, 2012.

•	Gavin Campion, the Company's former President, Robin Smyth, the Company's former Chief Financial Officer, and Christopher Williams, the Company's former Chief Technology Officer, resigned as directors of the Company on March 22, 2012.

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•	Santo Politi resigned as a director of the Company on March 18, 2012.

•	Barak Bar-Cohen, the former Chief Administrative Officer of the Company, was appointed to be the Company's Interim Chief Executive Officer on March 31, 2012 and elected as a member of the Board on May 4, 2012. Mr. Bar-Cohen served as the Interim Chief Executive Officer until August 28, 2012 and agreed, on September 24, 2012, to resign as a member of the Board upon completion of mutually acceptable severance arrangements, which is expected to occur prior to the mailing of this Proxy Statement.

•	Kaleil Isaza Tuzman, the Company's former Chairman and Chief Executive Officer, resigned as an officer of the Company on March 31, 2012 and as a director of the Company on April 11, 2012.

In 2011, the Company’s Board of Directors held 11 meetings. Each director then serving attended 75% or more of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he is a member, if any. The Company does not have a written policy on Board attendance at annual meetings of stockholders. Additional information regarding the Company’s 2011 Board committees, members, number of meetings and principal functions is set forth under the caption “2011 Board Committees” in Schedule A to this Proxy Statement. This information was previously reported in the Amendment to Form 10-K.

Director Independence

The current Board of Directors has determined that Messrs. Russell, Hamot and Petersen are “independent,” as independence is defined in the listing standards for the Nasdaq Stock Market. Accordingly, three of the Company’s four nominated directors are independent.  In addition, Wayne Walker, who has not been nominated and is not seeking nomination for reelection but has served as a director since 2008, was determined by the Board to be independent.

Board Leadership Structure

Since June 28, 2012, William V. Russell has served as the Company’s non-executive Chairman of the Board. In that role, Mr. Russell has been responsible for the management, the development and the effective performance of the Board, and has provided leadership to the Board for all aspects of the Board’s work. As noted above, four of the Company’s five current directors are independent. In addition, all of the directors on each of the Audit Committee, Compensation Committee and Nominations and Corporate Governance Committee are independent directors and each of these committees is led by a committee chair. The committee chairs set the agendas for their committees and report to the full Board. As required by Nasdaq, the Company’s independent directors meet in executive session without management present as frequently as they deem appropriate, typically at the time of each regular in-person Board meeting.  All of the independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with Board processes.  The independent directors bring experience, oversight and expertise from outside the Company and industry, while Mr. Heiland, the Company’s Interim Chief Executive Officer, brings company-specific experience and expertise. During 2011 and until April 2012, prior to the time that Mr. Russell became Chairman of the Board, the Board was led by the Company’s former Chairman (who also served as its Chief Executive Officer) until his resignation from the Board on April 11, 2012. In addition, Mr. Walker served as the Company’s lead independent director from November 2011 to June 2012, when Mr. Russell joined the Board. There is currently no lead independent director as the Chairman of the Board and the Chief Executive Officer are no longer the same person.

Risk Oversight

While the Board of Directors is responsible for overseeing risk management, the Board has delegated many of these functions to the Audit Committee.  Under its charter, the Audit Committee is responsible for discussing with management and the independent auditors the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.  In addition to the Audit Committee’s work in overseeing risk management, the full Board regularly engages in discussions of the most significant risks that the Company is facing and how those risks are being managed. The Board receives reports on risk management from senior officers of the Company and from the chairman of the Audit Committee.  The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board, enables the Board to effectively oversee the Company’s risk management function.

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Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Nasdaq rules. The Audit Committee is currently comprised of three non-employee directors, Greg B. Petersen (Chairman), William V. Russell and Wayne Walker, each of whom is independent as defined under Nasdaq’s listing standards. The Board of Directors has determined that Greg B. Petersen, who is the Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of applicable regulations of the SEC, based on Mr. Petersen’s business experience, as described on page 2 of this Proxy Statement. The Audit Committee functions pursuant to a written charter, under which the committee has such powers as may be assigned to it by the Board from time to time. A copy of the Audit Committee’s charter is available in the Corporate Governance subsection under the Investors section of the Company’s website at www.kitd.com. The Audit Committee was established in 2008. For further information regarding the Audit Committee, see the “2011 Audit Committee Report” appearing in Schedule D to this Proxy Statement which was submitted by the Audit Committee (as it was then constituted) in April 2012 in connection with the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

The primary responsibilities of the Audit Committee include engaging an accounting firm to serve as the Company’s independent registered public accounting firm. Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and the Company’s internal controls. The Audit Committee does not prepare or audit the Company’s financial statements or certify their accuracy.

Compensation Committee

The Compensation Committee is currently comprised of three non-employee directors, Mr. Petersen (Chairman), Seth W. Hamot and Mr. Walker, each of whom is independent as defined under Nasdaq’s listing standards. Mr. Petersen is the chairman of the Compensation Committee. The Compensation Committee functions pursuant to a written charter, under which the committee has such powers as may be assigned to it by the Board from time to time. The Compensation Committee was established in 2008. A copy of the Compensation Committee’s charter is available in the Corporate Governance subsection under the Investors section of the Company’s website at www.kitd.com. For further information regarding the Compensation Committee, see “2011 Compensation Discussion and Analysis” appearing in Schedule B to this Proxy Statement.

In general, the Compensation Committee formulates and recommends compensation policies for Board approval, oversees and implements these Board-approved policies, and keeps the Board apprised of its activities on a regular basis. In addition, the Compensation Committee, together with the Nominations and Corporate Governance Committee, develops criteria to assist the Board's assessment of the Chief Executive Officer's leadership of the Company.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2011 were those individuals named in the Compensation Committee Report set forth in Schedule B to this Proxy Statement. No member of the Compensation Committee as currently constituted and as constituted during the fiscal year 2011 has ever served as an officer or employee of the Company. During fiscal 2011, no executive officer of the Company served on the board of directors or compensation committee of another entity that has or had an executive officer serving as a member of the Company’s Board or Compensation Committee.

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Nominations and Corporate Governance Committee

The Nominations and Corporate Governance Committee is currently comprised of two non-employee directors, Mr. Russell (Chairman), Mr. Petersen and Mr. Hamot, each of whom is independent as defined under Nasdaq’s listing standards. Mr. Petersen is the chairman of the Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee functions pursuant to a written charter, under which the committee has such powers as may be assigned to it by the Board from time to time. The Nominations and Corporate Governance Committee was established in 2008. A copy of the Nominations and Corporate Governance Committee’s charter is available in the Corporate Governance subsection under the Investors section of the Company’s website at www.kitd.com. The Nominations and Corporate Governance Committee will consider candidates for director recommended by stockholders of the Company. The procedures for submitting stockholder recommendations for the 2013 Annual Meeting of Stockholders are explained below under “Stockholder Proposals – 2013 Annual Meeting” beginning on page 34 of this Proxy Statement.

The Nominations and Corporate Governance Committee is responsible for determining the qualification and nomination of potential Board members. Pursuant to its charter, the Nominations and Corporate Governance Committee reviews the qualifications and skills of prospective members of the Board of Directors and generally requires that director candidates be qualified individuals who, if added to the Board of Directors, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not limited to: (1) business and financial acumen, as determined by the independent directors in their discretion, (2) qualities reflecting a proven record of accomplishment and ability to work with others, (3) knowledge of the Company’s industry, (4) relevant experience and knowledge of corporate governance practices, and (5) expertise in an area relevant to the Company. Potential Board members should not have commitments that would conflict with the time commitments of a director of the Company.

While the Company does not have a formal diversity policy for Board membership, the Board does seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by the following means:

Mail:	KIT digital, Inc.
26 West 17th Street, 2nd Floor
New York, New York 10011
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee. The Company generally will not forward to the directors a stockholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

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COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during 2011, all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except for certain Form 5’s with respect to stock option grants received in 2011 by independent directors Daniel W. Hart, Lars Kroijer, Joseph E. Mullin III, Santo Politi and Wayne Walker.

OWNERSHIP OF SECURITIES

The following table below shows how the Company’s common stock is beneficially owned as of October 15, 2012 [to be updated to the Record Date for the Meeting], by the Company’s current directors and executive officers, owners of more than 5% of the Company’s outstanding common stock and the Company’s 2011 “named executive officers” under Item 402 of Regulation S-K promulgated under the Exchange Act.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of the Company’s common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the optionees or warrant holders. Subject to any applicable community property laws, the persons or entities named in the table above have sole voting and investment power with respect to all shares indicated as beneficially owned by them. Except as otherwise noted, each person maintains a mailing address at c/o KIT digital, Inc., 26 West 17th Street, 2nd Floor, New York, New York 10011.

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Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)
Current Directors and Executive Officers:

William V. Russell(2)	28,640	*
K. Peter Heiland(3)	4,435,585	7.3%
Seth W. Hamot(4)	3,970,585	6.6%
Greg B. Petersen(5)	28,640	*
Wayne Walker(6)	163,717	*
Fabrice Hamaide(7)	16,667	*

All current directors and executive officers as a group (6 persons)	8,643,834	14.3%

More than 5% Stockholders:

FMR LLC(11)	6,921,840	11.5%
82 Devonshire Street
Boston, MA 02109

JEC Capital Partners, LLC(12)	4,397,000	7.3%
68 Mazzeo Drive
Randolph, MA 02368

Costa Brava Partnership III L.P.(13)	3,800,000	6.3%
222 Berkeley Street
Boston, MA 02116

Hudson Bay Master Fund Ltd. (14)	3,640,872	6.0%
777 Third Avenue, 30th Floor
New York, NY 10017

2011 Named Executive Officers:

Kaleil Isaza Tuzman(8)	2,459,103	4.1%
c/o KIT Capital, Ltd.
P.O. Box 487928
Dubai, United Arab Emirates

Gavin Campion(9)	60,818	*

Robin Smyth(10)	136,799	*
85 Locust Avenue, Apt. 527
New Canaan, CT 06840

*	Less than 1% of the outstanding common stock.

(1)	Applicable percentage ownership is based on 60,358,537 shares of common stock outstanding as of October 15, 2012 [to be updated to the Record Date for the Meeting].

(2)	Mr. Russell received 28,640 shares of restricted common stock, which vest in four equal quarterly installments commencing on September 28, 2012, and 21,480 restricted shares of common stock, which are fully vested, on June 28, 2012, in accordance with the terms of the Company’s 2008 Incentive Stock Plan.

(3)	Mr. Heiland’s beneficial ownership is represented by (a) 4,397,000 shares over which he has shared voting and dispositive power with JEC II Associates, LLC and JEC Capital Partners, LLC, and (b) 38,585 shares, reflecting a portion of 38,585 shares of restricted common stock, vesting in four equal quarterly installments commencing on November 13, 2012, and 28,939 restricted shares of common stock, which are fully vested, received on August 13, 2012, in accordance with the terms of the Company’s 2008 Incentive Stock Plan. See also footnote (12) below.

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(4)	Mr. Hamot’s beneficial ownership is represented by (a) 3,800,000 shares of common stock held by Costa Brava Partnership III L.P., Roark, Rearden & Hamot, LLC and Mr. Hamot with respect to which each of them has sole dispositive and voting power (Mr. Hamot is the President of Roark, Rearden & Hamot, LLC, which is the general partner of Costa Brava Partnership III L.P.), (b) 74,000 shares held directly by Mr. Hamot in his IRA account, (c) 58,000 shares held in two trusts for the benefit of Mr. Hamot’s children, and (d) 38,585 shares, reflecting a portion of 38,585 shares of restricted common stock, vesting in four equal quarterly installments commencing on November 13, 2012, and 28,939 restricted shares of common stock, which are fully vested, received on August 13, 2012, in accordance with the terms of the Company’s 2008 Incentive Stock Plan. See also footnote (13) below.

(5)	Mr. Petersen received 28,640 shares of restricted common stock, which vest in four equal quarterly installments commencing on September 28, 2012, and 21,480 restricted shares of common stock, which are fully vested, on June 28, 2012, in accordance with the terms of the Company’s 2008 Incentive Stock Plan.

(6)	Mr. Walker’s beneficial ownership includes (a) 1,118 shares of common stock and (b) 162,599 shares of common stock issuable upon the exercise of stock options granted under the Company’s 2008 Incentive Stock Plan, which are currently exercisable. Mr. Walker, who has served as a director since 2008, has not been nominated and is not seeking nomination for reelection to the Board at the Meeting.

(7)	Mr. Hamaide received 200,000 time-based restricted stock units on July 16, 2012, which vest over a period of three years in 12 equal quarterly installments commencing on October 16, 2012, with full acceleration of vesting upon a termination of employment by the Company “without cause,” and in accordance with the terms of the Company’s 2008 Incentive Stock Plan.

(8)	The shares beneficially owned by Mr. Isaza Tuzman, the Company’s former Chairman and Chief Executive Officer, include (a) 212,605 shares of common stock issuable upon the exercise of stock options granted under the Company’s 2008 Incentive Stock Plan and (b) 75,208 shares of common stock issuable under restricted stock units under the 2008 Incentive Stock Plan. Mr. Isaza Tuzman holds a controlling interest in KIT Media Ltd. and KIT Capital, Ltd. and holds the voting and dispositive power of the shares directly held by those entities.

(9)	The shares beneficially owned by Mr. Campion, the Company’s former President, include 48,099 shares of common stock issuable under restricted stock units under the Company’s 2008 Incentive Stock Plan.

(10)	The shares beneficially owned by Mr. Smyth, the Company’s former Chief Financial Officer, include (a) 5,441 shares of common stock, (b) 90,733 shares of common stock issuable upon exercise of stock options granted under the Company’s 2008 Incentive Stock Plan, and (c) 40,625 shares of common stock issuable under restricted stock units under the 2008 Incentive Stock Plan.

(11)	As reported by FMR LLC in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2012.

(12)	As reported by JEC Capital Partners, LLC in Amendment No. 2 to Schedule 13D filed with the SEC on August 7, 2012, JEC Capital Partners, LLC, JEC II Associates, LLC and Mr. Heiland share voting and dispositive power over 4,397,000 shares, of which they may be deemed to be beneficial owners.

(13)	As reported by Costa Brava Partnership III L.P. in Amendment No. 4 to Schedule 13D filed with the SEC on August 7, 2012, Costa Brava Partnership III L.P., Roark, Rearden & Hamot, LLC and Mr. Hamot were the beneficial owners of 3,800,000 shares over which each of them had sole voting and dispositive power. The shares are directly held by Costa Brava Partnership III L.P., of which Roark, Rearden & Hamot, LLC is the general partner. Mr. Hamot is the President of Roark, Rearden & Hamot, LLC.

(14)	As reported by Hudson Bay Master Fund Ltd. in Schedule 13G filed with the SEC on May 18, 2012.

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EXECUTIVE OFFICERS

The following table provides information on the current executive officers of the Company:

Name	Age	Position
K. Peter Heiland	50	Interim Chief Executive Officer

Fabrice Hamaide	46	Chief Financial Officer and Secretary

K. Peter Heiland has served as the Company’s Interim Chief Executive Officer since August 28, 2012. His business experience is summarized on page 2 of this Proxy Statement.

Fabrice Hamaide was appointed as the Chief Financial Officer of the Company effective July 14, 2012 and subsequently named its Secretary in September 2012. Mr. Hamaide had been a senior financial advisor to the Company since May 2012. Mr. Hamaide has extensive experience with high-growth listed or private technology companies and was an independent financial consultant with such companies from March 2010 to May 2012. He most recently served as the Chief Financial Officer of ATARI (formerly known as Infogrames), the global entertainment software developer, from May 2008 through March 2010. During his tenure there, Mr. Hamaide developed and executed a restructuring and turnaround plan for the business, resulting in a rapid return to positive cash flow and profitability. Prior to ATARI, from 2005 to 2008, Mr. Hamaide was the Chief Financial Officer of Parrot SA, a European maker of wireless hardware and software for the mobile communications industry which became listed on the NYSE-Euronext in 2006. Mr. Hamaide has also held executive and strategic positions at Talkway Communications, Logitech and Ernst & Young. Mr. Hamaide holds a B.A. degree in mathematics from the University of Jussieu, a master’s degree in information systems design from Sorbonne University and an M.B.A. from Columbia University, with a specialty in finance and organizational management.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loan and Services Arrangement with JEC Capital Partners

On October 15, 2012, JEC Capital Partners, LLC (of which K. Peter Heiland, the Company’s Interim Chief Executive Officer and a Director, is a Managing Director) provided a $2,500,000 unsecured loan to the Company. The loan bears interest at a rate of 13.5% per year (with a default rate on overdue payments of 15% per year).  The loan matures on October 15, 2013, subject to mandatory prepayment upon the happening of certain events.  The Company has the option to prepay the loan at any time. Any mandatory or optional prepayments made by the Company during the first six months will be accompanied by a prepayment premium equal to any remaining scheduled interest payments through April 15, 2013 attributable to the principal being prepaid.  The proceeds from the loan were used primarily to make payments to the investors in the May 2012 private placement, pursuant to the terms of a Settlement and Amendment Agreement dated August 30, 2012, as described more fully under Proposal No. 3 of this Proxy Statement.  The loan includes customary events of default, including cross-acceleration to any indebtedness for borrowed money.

Since September 1, 2012, JEC Capital Partners has assisted the Company with certain of the Company’s staffing needs as the Company restructures certain of its operations and pursues strategic alternatives by making available some of JEC Capital Partners’ personnel on an as-needed basis. The Company is paying JEC Capital Partners for these services, which include assistance with the strategic process, financing, development project assistance, real estate related assistance and cost-cutting initiatives, at hourly rates between $75 and $150 per hour. The Company intends to enter into a services and indemnification agreement with JEC Capital Partners to reflect this services arrangement. JEC Capital Partners is not receiving any compensation for the services of Mr. Heiland.  Mr. Heiland receives compensation in the amount of $1.00 for his services as Interim Chief Executive Officer of the Company, in addition to his regular board fees as a director of the Company.

The loan from JEC Capital Partners and the services arrangement with JEC Capital Partners have both been approved by the disinterested members of the Company’s Board of Directors and the Board’s Audit Committee.

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Agreements with Seth W. Hamot and Costa Brava and K. Peter Heiland and JEC Capital Partners

On August 7, 2012, the Company entered into a Standstill Agreement (the “Standstill Agreement”) with (1) Seth W. Hamot and Costa Brava Partnership III L.P. and certain parties affiliated with it (collectively, “Costa Brava”) and (2) K. Peter Heiland and JEC Capital Partners, LLC and certain parties affiliated with it (collectively, “JEC”). Under the Standstill Agreement, the Company agreed to expand the size of the board of directors to six directors, appoint Mr. Hamont (the “Costa Brava Director”) and Mr. Heiland (the “JEC Director”) to serve as directors. The Company also agreed under the Standstill Agreement to appoint the JEC Director as a member of the Nominations and Corporate Governance Committee of the Board and the Costa Brava Director as a member of the Compensation Committee.

Under the Standstill Agreement, the Nominations and Corporate Governance Committee (or a duly constituted subcommittee thereof) will recommend for nomination and the Board will nominate each of Mr. Hamot and Mr. Heiland (together, the “Investor Nominees”) for election at the 2012 Annual Meeting and will recommend a vote for the Investor Nominees and solicit proxies from the Company’s stockholders for the election of the Investor Nominees at the 2012 Annual Meeting. In addition, the Standstill Agreement provides that the Nominations Committee of the Board will recommend for nomination, and the Board will nominate each of the Investor Nominees for election at the 2013 annual meeting of stockholders (the “2013 Annual Meeting”) and any other Later Election Meeting (as defined below) occurring in 2013 but earlier than the 2013 Annual Meeting and will recommend a vote for the Investor Nominees and solicit proxies from the Company’s stockholders for the election of the Investor Nominees at such 2013 Annual Meeting and any such other Later Election Meeting, provided with respect to each Investor Nominee that he continues to serve on the Board at the time of the nominations for director for such meeting. If either such Investor Nominee is not willing to serve or resigns from the Board after such nomination, such recommendation need not be made and such proxies need not be solicited with respect to such Investor Nominee. “Later Election Meeting” means any annual or special meeting of the stockholders of the Company held after the 2012 Annual Meeting at which directors are elected.

Under the Standstill Agreement, the Company agreed to use its commercially reasonable efforts to hold the 2012 Annual Meeting no later than December 31, 2012 and each member of Costa Brava and each member of JEC agreed to vote with the Board as follows. Each member of Costa Brava and each member of JEC agreed to vote and cause to be voted all the shares which he or it owns as of the record date, either beneficially or as of record, for the 2012 Annual Meeting in favor of each of those individuals recommended for nomination as directors by the Company’s Nominations and Corporate Governance Committee and nominated for election as a director by the Board. At any subsequent annual or special meeting of stockholders of the Company (or adjournments thereof), with respect to each matter relating to directors or the election of directors (whether removal, replacement, or otherwise, and whether at a meeting or through a written consent), each member of Costa Brava and each member of JEC, to the extent a Standstill Period (as defined below) is applicable to them, agree to vote and cause to be voted all shares which he or it owns as of the record date for such meeting or written consent, either beneficially or as of record, in favor of the election to the Board of those director nominees recommended by the Board, against the removal of any directors whose removal is not recommended by the Board, and all as otherwise recommended by the Board in relation to any matters relating to directors or the Board, the members of the Board, the size of the Board, the constitution or composition of the Board, or otherwise relating to any of the foregoing.

Pursuant to the Standstill Agreement, each of Costa Brava and JEC agreed that, subject to certain exceptions and conditions, it will abide by certain standstill provisions. Those standstill provisions apply until immediately after the 2013 annual meeting or such earlier time, after the 2012 Annual Meeting, that the JEC Director or Costa Brava Director, as applicable, ceases to serve on the Board (the “Standstill Period”).

Such customary standstill provisions include, among others, neither JEC nor Costa Brava: nominating or proposing any candidates for the Board or seeking the removal or replacement of any director of the Company; submitting a stockholder proposal under Rule 14a-8 of the Exchange Act; filing a proxy or consent statement in opposition to the Company or otherwise obtaining or soliciting proxies or consents from any stockholders of the Company or participating in or making any solicitation related to Board matters; entering into any contract, arrangement or understanding with any person with respect to any securities of the Company; commencing or entering into any tender offer or exchange offer, merger, acquisition or other business combination or extraordinary transaction involving the Company or any of its subsidiaries; forming, joining or in any way participating in a “group” (as defined under the Exchange Act) with respect to the Company or its securities; otherwise acting, alone or in concert with others, to seek to influence the management, Board or policies of the Company or taking any action to seek the removal of any member of the Board, change the size of the Board, obtain additional representation on the Board, or taking any other action related to the management or the Board; making any adverse public statement regarding the Company or the Board; and knowingly causing a public announcement regarding the foregoing or seeking a waiver of the standstill restrictions.

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Subject to certain limited exceptions, the standstill provisions regarding the Board and Board-related matters will continue to be effective during a “cooling-off period” of 45 days with respect to each of JEC and Costa Brava after the resignation of its respective director.

The Company has also agreed to reimburse each of JEC and Costa Brava up to $300,000 and $260,000, respectively, for its actual third party expenses incurred in connection the matters related to its Schedule 13D filings. If not sooner terminated by mutual agreement of the parties, the Standstill Agreement and the respective obligations of the parties thereunder will terminate on the earlier of (1) immediately following the 2013 Annual Meeting and (2) December 31, 2013.

Amendment Agreements with Hudson Bay Master Fund and other investors

Please see the description of the “Amendment Agreements” under “Summary Terms of the Securities Purchase Agreement” in Proposal No. 3 on page 27 of this Proxy Statement. Such description is incorporated herein by reference in its entirety. Hudson Bay Master Fund, Ltd. was an investor party to the Amendment Agreements.

Related Party Transactions for 2011

Each of the aforementioned transactions were reviewed and approved by all members of the Audit Committee. Related party transactions during 2011 are described in Schedule C to this Proxy Statement.

Director Independence

The current Board of Directors has determined that Messrs. Russell, Hamot and Petersen are “independent,” as independence is defined in the listing standards for the Nasdaq Stock Market. Accordingly, three of the Company’s four nominated directors are independent.  In addition, Wayne Walker, who has not been nominated and is not seeking nomination for reelection but has served as a director since 2008, was determined by the Board to be independent.

The Company’s Audit Committee charter requires that members of the Audit Committee, all of whom are independent directors, conduct a review of, and approve, all related party transactions on an ongoing basis.

COMPENSATION OF OFFICERS AND DIRECTORS

2011 Compensation Discussion and Analysis

The Company’s Compensation Committee, currently comprised of Messrs. Petersen, Hamot and Walker, is responsible for reviewing and approving the salary and benefits policies of the Company, including compensation of executive officers. As noted above, the Company’s Board and Board committees have been fundamentally reconstituted with substantially all new members since the end of June 2012. Information with respect to compensation during 2011 has previously been reported by the Company with the SEC in its Amendment to Form 10-K. Accordingly, discussion with respect to the compensation earned by the Company’s named executive officers for 2011 is set forth under the caption “Compensation Discussion and Analysis” in Schedule B to this Proxy Statement.

2011 Compensation Committee Report

The Compensation Committee’s report, also previously filed with the SEC in the Company’s Amendment to Form 10-K, is included as part of this Proxy Statement under the caption “Compensation Committee Report” in Schedule B to this Proxy Statement.

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2012 Employment Arrangements

The Company’s two current executive officers are Mr. Heiland, who serves as Interim Chief Executive Officer, and Mr. Hamaide, who serves as Chief Financial Officer. Information with respect to employment arrangements for Messrs. Heiland and Hamaide is set forth below. In addition, during 2012, the Company entered into various separation agreements and documents with departing executive officers. Those agreements and documents are also described below.

Heiland Employment Arrangement. Mr. Heiland became the Interim Chief Executive Officer of the Company on August 28, 2012. Mr. Heiland currently receives annual compensation of $1.00 for serving in such role.

Hamaide Employment Agreement. On July 14, 2012, Mr. Hamaide entered into his employment agreement with the Company to serve as the Company’s Chief Financial Officer for an initial term of one year, beginning on July 14, 2012, and automatically renewing for subsequent one-year periods unless either party provides written notice at least 120 days prior to the expiration of the then current one-year period or the employment agreement otherwise terminates in accordance with its terms. Under his employment agreement, Mr. Hamaide receives an annual base salary of $420,000 and is eligible to receive an annual performance-based cash bonus of 100% of base salary.  In addition, he received a grant of 200,000 time-based restricted stock units and a one-time sign-on bonus of $100,000.  The employment agreement provides for his participation in the Company’s fringe benefit programs, including the Company’s health, dental, vision, life, accident, and short and long-term disability insurance programs.

Unless Mr. Hamaide’s employment under his employment agreement is terminated “with cause” by the Company or Mr. Hamaide resigns “without good reason,” he will be eligible to receive severance equal to 12 months of base salary, any performance-based cash bonus then outstanding and, subject to certain conditions, an amount sufficient to cover the COBRA premiums necessary for Mr. Hamaide to continue coverage under the Company’s group health plan for the 12-month period immediately following his termination date, and vesting of any and all restricted stock, stock options or other equity awards issued to Mr. Hamaide will be fully accelerated.

A termination “for cause” by the Company means the occurrence of any of the following: (1) Mr. Hamaide’s material breach of his employment agreement; (2) Mr. Hamaide’s breach of his fiduciary duty to the Company; (3) any wrongful act or omission by Mr. Hamaide which causes material injury to the Company, including material injury to the business reputation of the Company; (4) fraud; (5) Mr. Hamaide’s material misconduct involving objectively demonstrable dishonesty; (6) Mr. Hamaide’s refusal to abide by the published policies, procedures and rules of the Company; or (7) indictment for, conviction of or entry of a plea of guilty or no contest to, a felony, or crime involving moral turpitude.

A resignation “for good reason” by Mr. Hamaide means the occurrence of the following: (a) the Company, without Mr. Hamaide’s written consent, (1) reduces his total compensation by more than 10%, except for a reduction that applies to all similarly situated employees in the same proportion; (2) changes Mr. Hamaide’s position with the Company (or its parent or subsidiary) that materially reduces his level of authority or responsibilities; (3) relocates Mr. Hamaide’s principal workplace by more than 30 miles from New York City without mutual agreement; or (4) undergoes a Change in Control (which is deemed to occur when any new person or entity becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the Company’s then outstanding securities); (b) Mr. Hamaide provides written notice to the Company of any such action within 60 days of the date on which such action occurred and provides the Company with 30 days to cure such action; (c) the Company fails to remedy such action within the cure period; and (d) Mr. Hamaide resigns within ten days of the expiration of the cure period.  Good Reason does not include any insubstantial action that is not taken in bad faith, and is remedied by the Company within the cure period. The cure period is not applicable in the case of a Change in Control of the Company.

Pursuant to his employment agreement, Mr. Hamaide agreed to treat all confidential information of the Company with confidentiality both during and after the term of his employment, acknowledged that all “Employee Inventions” belong exclusively to the Company and agreed to be bound by a non-competition and non-interference agreement that applies during and one year after termination of his employment with the Company.

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Mr. Hamaide's employment agreement also provides that the Company will indemnify Mr. Hamaide against all claims, damages, losses, liabilities, suits, actions, demands, proceedings and expenses relating to the services Mr. Hamaide provides under his employment agreement; provided that, if it is determined that Mr. Hamaide committed any criminal or unlawful acts, the Company will be entitled to recover from Mr. Hamaide all costs, fees and expenses relating to such losses directly resulting from his criminal or unlawful acts.

Executive Officer Separation and Severance Agreements. On August 28, 2012, Barak Bar-Cohen resigned as the Company's Interim Chief Executive Officer.  Pursuant to a severance agreement with Mr. Bar-Cohen, the Company agreed to pay Mr. Bar-Cohen his base salary for 12 months as required by Mr. Bar-Cohen’s employment agreement. This amount will be paid through normal semi-monthly payroll payments with a balloon payment for the balance on February 1, 2013. Mr. Bar-Cohen’s post-employment benefits and the treatment of his equity awards will be as provided in the Company’s agreements with Mr. Bar-Cohen. The Company agreed to reimburse Mr. Bar-Cohen for his reasonable legal fees actually incurred, up to a specified maximum amount, in connection with his resignation and negotiation of his severance agreement.

In May 2012, Gavin Campion entered into a separation and severance agreement with the Company. Under Mr. Campion’s agreement, he received cash severance payments from the Company equal to the previous 12 months’ base salary.

On March 23, 2012, the Company and Mr. Isaza Tuzman entered into a Summary of Terms for a Transition Agreement pursuant to which Mr. Isaza Tuzman stepped down as the Company’s Chief Executive Officer, but remained as non-executive Chairman of the Board. Mr. Isaza Tuzman stepped down as the Chairman and a member of the Board of Directors on April 11, 2012. The Summary of Terms contemplated, among other things, payment of severance and amounts owed to Mr. Isaza Tuzman under existing agreements, ongoing option vesting, and indemnification and expense reimbursement. The Summary of Terms anticipated that the parties would negotiate a definitive agreement but that if they were not able to reach agreement the Summary of Terms would be binding.

The Company has not reached agreement with Mr. Isaza Tuzman on the form of a definitive agreement as of the date of this Proxy Statement and has not determined the effect, if any, of events on the enforceability of the Summary of Terms.

2010 and 2011 Employment Agreement and Related Information. Discussion with respect to employment and management agreements during 2010 and 2011 is included under the caption “Employment and Management Contracts, Termination of Employment and Change-in-Control Arrangements” in Schedule B to this Proxy Statement.

Directors Compensation

In connection with the reconstitution of the Board of Directors, in August 2012, the Company introduced a modified Board compensation plan which was approved by the Compensation Committee and includes the following:

·	Annual retainer of $35,000 for each Board member;

·	Additional annual retainer of $15,000 for serving on Audit Committee;

·	Additional annual retainer of $10,000 for serving on Nominations and Corporate Governance Committee;

·	Additional annual retainer of $35,000 for chairing the Audit Committee, in addition to retainer for serving;

·	Additional annual retainer of $25,000 for chairing the Compensation Committee, in addition to retainer for serving;

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·	Additional annual retainer of $60,000 for serving as non-executive Chairman of the Board who also chairs the Nominations and Corporate Governance Committee (for chairing which committee no additional retainer will be paid);

·	Additional compensation of $5,000 per month for additional services rendered in connection with the Company’s strategic process, SEC issues or stockholder discussions; and

·	Receipt by each member of the Board of an annual restricted stock grant having a value of $120,000 (based on the Company’s stock price on the date of grant), vesting in four equal quarterly increments.

On June 28, 2012, in connection with the election of William V. Russell and Greg B. Petersen to the Board of Directors, the Company issued to each of them an annual grant of 28,640 restricted shares of common stock, vesting in four equal quarterly installments commencing on September 28, 2012, and a sign-on grant of 21,480 fully-vested shares of common stock. On August 13, 2012, in connection with the election of Seth W. Hamot and K. Peter Heiland to the Board of Directors, the Company issued to each of them an annual grant of 38,585 restricted shares of common stock, vesting in four equal quarterly installments commencing on November 13, 2012, and a sign-on grant of 28,939 fully-vested shares of common stock. The annual grant was calculated to be equal to $120,000 in value and the sign-on grant was calculated to be equal to $90,000 in value on the date of grant.

Board compensation matters under previously constituted boards of the Company have been disclosed in the Company’s Amendment to Form 10-K filed with the SEC. Information with respect to the compensation of directors during 2010 and 2011 is set forth under the caption “Compensation of Directors” included in Schedule B to this Proxy Statement.

Code of Ethics

The Company has adopted a Code of Ethics which applies to its directors, Chief Executive Officer and Chief Financial Officer, as well as its other senior officers.  The full text of the Code of Ethics can be found under “Corporate Governance” on the Investor Relations page of the Company’s corporate website, which is at www.kitd.com.

AUDIT COMMITTEE REPORT

The Company’s 2011 Audit Committee Report, which was submitted by the Audit Committee (as it was then constituted) in April 2012 in connection with the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, is included in Schedule D to this Proxy Statement.

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PROPOSAL NO. 2

AMENDMENT TO 2008 INCENTIVE STOCK PLAN AND APPROVAL OF A PROPOSED PROGRAM TO PERMIT THE EXCHANGE OF CERTAIN STOCK OPTIONS FOR RESTRICTED STOCK UNITS.

Proposal

The Board of Directors of the Company unanimously approved an amendment to the KIT digital, Inc. 2008 Incentive Stock Plan (the “Plan”) on October 14, 2012, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the Plan by 1,500,000 shares, to a new total of 11,000,000 shares. In addition, the Board of Directors of the Company unanimously approved, subject to stockholder approval, a program to permit the Company to exchange (the “Exchange Program”) outstanding “underwater” stock options for a lesser number of restricted stock units (“RSUs”) for certain eligible employees (exclusive of directors and the named executive officers) to be determined by the Compensation Committee of the Board (the “Committee”). The Committee will be responsible for determining the minimum exercise price for the eligible options, the exchange ratios and the other terms and conditions of the proposed Exchange Program prior to any exchange. The Company is required under the Plan to obtain stockholder approval of the proposed Exchange Program. If stockholders do not approve this proposal, the Company will not offer the proposed Exchange Program, and all outstanding options will continue in accordance with their terms.

The proposed increase in the number of shares of common stock reserved for issuance under the Plan and the proposed Exchange Program are for purposes of establishing a reserve for equity-based awards to executives, employees, consultants and directors of the Company pursuant to the terms of the Plan. In light of the decline of the market price of the Company’s common stock during the past eight months, many of the currently outstanding equity-based awards no longer provide appropriate incentives to the Company’s employees and others. The Company requires the flexibility to issue additional equity-based awards that correctly reflect current market conditions and provide realistic performance and retention incentives. The Company is not able to predict the precise beneficial impact the proposed Exchange Program will have on stockholders because the Company is unable to predict how many or which employees will exchange their options. However, the proposed Exchange Program was designed to be no less than value neutral to stockholders.

The modest number of shares of common stock by which the Company seeks to increase the Plan, and which are targeted mainly for the recruiting of new key employees, is based on the expected availability of shares pursuant to the Exchange Program proposal. In the event the proposed Exchange Program is not approved by stockholders at the Meeting, the Company may not have an adequate reserve of equity-based awards for employees or others in the future.

Set forth below is a description of the proposed Exchange Program and a summary of the Plan. The summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which has been filed with the SEC, and any stockholder who wishes to obtain a copy of the Plan may do so by written request to KIT digital, Inc., 26 West 17th Street, 2nd Floor, New York, New York 10011, Attention: Mr. Fabrice Hamaide, Chief Financial Officer and Secretary.

Purpose and Description of the Proposed Exchange Program

The Company believes that to enhance long-term stockholder value and maintain the Company’s competitive position, it needs to maintain competitive employee compensation, incentive and retention programs. An equity stake in the long-term success of the Company is a critical component of these programs. As a result of the Company’s stock price resetting itself at a substantial and prolonged lower level, many of the Company’s existing employees hold options with exercise prices significantly higher than the current market price of the common stock. These “out-of-the-money” options are no longer effective as performance and retention incentives. Additionally, a number of the total “out-of-the-money” options under the Plan have come to be absorbed by individuals that are no longer employees of the Company and, therefore, the overall number of shares available for future grant under the Plan has diminished. The Company believes the perception of employees that equity incentives will continue to be provided in the future has an important effect on the Company’s ability to retain existing key employees and attract new ones, and a perception that the Plan would in the near future no longer have awards available for grant would undermine the Company’s intended employee retention value for the long-term incentive component of the Company’s compensation programs.

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Under the proposed Exchange Program, participating employees will receive significantly fewer RSUs than the number of shares subject to options surrendered. Shares subject to options that were granted under the Plan and that are surrendered in the proposed Exchange Program will be available for future awards under the Plan. As a result of both these effects, the Plan will have more share awards available for continuing grants in line with the Company’s overall compensation philosophy. Because the decision whether to participate in the proposed Exchange Program, limited to eligible employees, is completely voluntary, the Company is not able to predict how many employees will elect to participate, how many options will be surrendered for exchange or the number of RSUs that may be granted under the program.

Following an analysis undertaken by the Committee pertaining to the features of a variety of equity award vehicles that included input in that regard from the Committee’s compensation consultant, and given the general trend towards use of RSUs as a long-term incentive equity award vehicle, and in light of the limitation of shares available for equity-based awards, in 2011 the Company started to use RSUs under the Plan for long-term incentive equity awards.

RSUs and stock options share the same ownership motivational attributes just described. As such, the Company believes that each type of equity award can have a place in the Company’s long-term incentive compensation programs. However, there are three potential advantages to granting RSU awards over options: (1) RSUs are less depletive on the limited remaining available Plan shares because they carry a higher valuation than stock options on the date of grant, thus, less Plan shares are required for each RSU award than would be required for an equivalent stock option award to achieve the Company’s desired equity award value for the participant; (2) the prospect of an RSU award retaining the Company’s intended motivational attributes for the participant over time can be greater than a stock option award because an RSU award does not carry a “strike” price that must be exceeded for the RSU award to continue to be of value to the participant; and (3) because the motivational aspects of an RSU over a stock option can be greater as described above, that prospect can result in enhanced value to the Company for the compensation charges that will be recognized by the Company to grant an RSU award versus a stock option award.

These forgoing distinctions were a consideration for the Company in structuring the proposed Exchange Program as the option for RSU exchange that is described in this proposal. The Company also considered other options to incentivize its employees, namely increasing cash compensation, granting additional equity awards, exchanging options for cash or exchanging options for options with lower exercise prices.  The Company determined that an option for RSU exchange was the most appropriate alternative as it aligns the interest of employees and stockholders and helps minimize the number of additional shares that the Company believes it needs to be reserved for equity-based awards under the Plan to provide appropriate incentives to the Company’s employees and others.

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The proposed Exchange Program will be open to certain employees of the Company and any of its subsidiaries designated for participation by the Committee. However, members of the Company’s Board of Directors and the Company’s named executive officers will not be able to participate. The exercise price and other conditions of stock options eligible for exchange in the proposed Exchange Program will be determined by the Committee. Any RSU granted in the proposed Exchange Program will represent a contingent right to receive one share of the Company’s common stock on a specified future date when the RSU vests, subject to the participant’s continued employment through the vesting date. The number of RSUs to be granted for an option tendered for exchange will depend on the “exchange ratio.” These exchange ratios are intended to result in the grant of RSUs that have a grant-date value no greater than the value as of the date of the proposed Exchange Program of the cancelled options they replace, with the value of the options and the RSUs determined using a Black-Scholes option valuation model (or other acceptable method) at the date of grant. The RSUs will be subject to a vesting schedule pursuant to which 100% of the RSUs will vest on the third anniversary of date of grant.

Summary of U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of the proposed Exchange Program under current federal law, which is subject to change, are summarized below. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences.

The exchange of options for RSUs should be treated as a non-taxable exchange. Eligible employees should recognize no income for U.S. federal income tax purposes upon the surrender of options and the grant of RSUs. However, employees generally will recognize taxable income upon settlement of the RSUs that is subject to income and employment tax withholding. The Company may elect to satisfy its tax withholding obligations by deducting from the shares of common stock that would otherwise be issued in settlement of RSUs a number of whole shares having a fair market value that, at a minimum, meets the Company’s applicable minimum federal statutory and any other legally mandated withholding requirements for the Company.

Accounting Treatment

Under FASB Accounting Standards Codification (“ASC”) 718, Compensation - Stock Compensation, the fair value of each award of RSUs granted to employees in exchange for surrendered stock options (determined as of the date the RSUs are granted) over the fair value of the original award immediately before its terms are modified, plus any unrecognized expense for the stock options surrendered in exchange for the RSUs, will be recognized by the Company as an expense for compensation. This expense will be recognized ratably over the vesting period of the RSUs. In the event that any of the RSUs are forfeited prior to their vesting due to termination of employment, any previously recognized expense for the forfeited RSUs will be reversed so that ultimately no expense for those RSUs will have been recognized.

Summary of the 2008 Incentive Stock Plan

Purpose of the Plan

The Plan is designed to retain executives, employees, consultants and directors and reward them for making contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing participants with a proprietary interest in the growth and performance of the Company.

Shares Available for Awards; Annual Per-Person Limitations

The total number of shares of common stock reserved and available for delivery under the Plan (“Grants”) at any time during the term of the Plan is 11,000,000 shares, subject to certain adjustments. The foregoing limit will be increased by the number of shares of common stock with respect to which Grants previously granted under the Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of a Grant to pay the exercise price or any tax withholding requirements. Grants issued in substitution for grants previously granted by a company acquired by the Company, or with which the Company combines, do not reduce the limit on Grants under the Plan.

The Plan imposes individual limitations on the amount of certain Grants in part to comply with Section 162(m). Subject to certain adjustments, in any fiscal year of the Company during any part of which the Plan is in effect, no participant may be granted options with respect to more than 1,000,000 shares of common stock or stock awards, performance shares and restricted stock purchase offers with respect to more than 800,000 shares of common stock. In addition, the maximum dollar value payable to any one participant with respect to performance units is $5,000,000 with respect to any 12 month performance period (pro-rated for any performance period that is less than 12 months and with respect to any performance period that is more than 12 months, $5,000,000 multiplied by the number of full 12-month periods that are in the performance period.

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Eligibility

The persons eligible to receive Grants under the Plan are the directors, officers, employees or consultants to the Company. The foregoing notwithstanding, only employees of the Company are eligible for purposes of receiving any incentive stock options.

Administration

The Plan is administered by the Company’s Board of Directors, provided however, that the Board may delegate such administration to the Compensation Committee of the Board. Subject to the provisions of the Plan, the Board and/or the Committee has authority to (1) grant, in its discretion, incentive stock options in accordance with Section 422 of the Code, or nonstatutory options, stock awards, performance grants or restricted stock purchase offers; (2) determine in good faith the fair market value of the shares of common stock covered by any Grant; (3) determine which eligible persons will receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (4) construe and interpret the Plan; (5) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (6) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (7) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their performance of services to the Company for the purpose of the Plan or any Grant; and (8) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board or the Committee of any provisions of the Plan, selection of Participants, or other determinations made by the Board or the Committee in connection with the administration of the Plan, will be conclusive and final.

Stock Options

The Board or the Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and nonstatutory options. The exercise price per share subject to an option is determined by the Board or the Committee. In the case of an ISO, the exercise price per share can be no less than 100% of the fair market value of a share of common stock on the date such ISO is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of common stock on the date such ISO is granted.

For purposes of option grants, the term “fair market value” means the fair market value of common stock, Awards or other property as determined the Board or the Committee in good faith, which determination is conclusive and binding; provided, however, that if there is a public market for such shares of common stock, the fair market value per share is the average of the bid and asked prices (or the closing price if such stock is listed on the Nasdaq Stock Market) on the date of grant of the option, or if listed on a stock exchange, the closing price on such exchange on such date of grant. In no event will any option be exercisable after the expiration of ten years from the date it is granted, and no ISO granted to a 10% owner may, by its terms, be exercisable after the expiration of five years from the date of the option. Methods of exercise and settlement and other terms of options are set forth in the Grant agreements. The exercise price of options awarded under the Plan may be paid in cash or shares or, at the discretion of the Board or the Committee, through the delivery of a promissory note or other property. The maximum aggregate number of shares of common stock that may be delivered under the Plan as a result of the exercise of the ISOs will be 9,500,000 shares.

The recipient of an option will have no rights as a stockholder with respect to any shares of common stock covered by an option until the effective date of the issuance of the shares following exercise of such option by the recipient.

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Stock Awards

The Board or the Committee is authorized to make Grants in shares of common stock or denominated in units of shares of common stock for which the participant is not obligated to pay additional consideration. All or part of any stock award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Grant agreement. Stock awards may be based on fair market value or other specified valuation.

Restricted Stock Purchase Offer

The Board or the Committee is authorized to make Grants of the right to purchase a specified number of shares of common stock pursuant to a Grant agreement, which will be subject to such vesting contingencies related to the participant’s continued association with the Company for a specified time and other specified conditions as the Board or the Committee will determine, in their sole discretion, consistent with the provisions of the Plan.

Performance Grants

The Board or the Committee is authorized to grant performance grants to participants on terms and conditions established by the Board or the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Board or the Committee upon the grant of the performance grant. Performance grants may be valued by reference to a designated number of shares of common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance grants may be settled by delivery of cash, shares of common stock or other property, or any combination thereof, as determined by the Board or the Committee.

Performance grants granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that are intended to qualify such Grants as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or the principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m), any power or authority relating to a performance grant intended to qualify under Section 162(m) is to be exercised by the Committee and not the Board.

If and to the extent that the Committee determines that these provisions of the Plan are to be applicable to any Grant, one or more of the following business criteria for the Company, on a consolidated basis, or for business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Grants under the Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of common stock. Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (iii) a change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Grant is granted.

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The Committee may, in its discretion, determine that the amount payable as a performance grant will be reduced from the amount of any potential Grant.

Other Terms of Grants

Shares of common stock which participants may receive as a stock award or performance grant under a Grant agreement may include such restrictions as the Board or the Committee, as applicable, will determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When the transfer of shares of common stock is so restricted or subject to forfeiture provisions it is referred to as “restricted stock.” Further, with Board or Committee approval, stock awards, performance grants or restricted stock offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or the Committee may permit selected Participants to elect to defer distributions of stock awards, performance grants or restricted stock offers in accordance with procedures established by the Board or the Committee to assure that such deferrals comply with applicable requirements of the Internal Revenue Code including, at the choice of participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the participant or specified by the Grant agreement or by the Board or the Committee, may require the payment be forfeited in accordance with the provisions of the Plan. Dividends or dividend equivalent rights may be extended to and made part of any stock awards, performance grants or restricted stock offers denominated in share of common stock or units of common stock, subject to such terms, conditions and restrictions as the Board or the Committee may establish.

Unless the Grant agreement specifies otherwise, the Board or the Committee, as applicable, may cancel any unexpired, unpaid, or deferred grants at any time if the participant is not in compliance with all other applicable provisions of the Grant agreement, the Plan and with certain other conditions set forth in the Plan.

Except as set forth in the Plan, no Grant or any other benefit under the Plan will be assignable or transferable, or payable to or exercisable by, anyone other than the participant to whom it was granted.

Except as set forth in the Plan, if the employment or service to the Company of a participant terminates, all unexercised, deferred and unpaid stock awards, performance grants or restricted stock offers will be cancelled immediately, unless the Grant agreement provides otherwise.

Notwithstanding anything to the contrary contained in the Plan, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control (as defined in the Plan), reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of stock or other securities, or similar transaction(s)), the Board or the Committee may not, without obtaining stockholder approval: (1) amend the terms of outstanding stock options to reduce the exercise price of any such outstanding stock options, (2) cancel outstanding stock options in exchange for stock options with an exercise price that is less than the exercise price of the original stock options, or (3) cancel outstanding stock options with an exercise price above the fair market value per share in exchange for cash or other securities.

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Change in Control

Unless otherwise provided in the applicable Grant agreement, in the event of a change in control, as defined in the Plan, 50% of the vesting restrictions applicable to each participant’s Grant(s) will terminate fully and the participant will immediately have the right to the delivery of share certificates or exercise of options, i.e. to the extent that a participant’s option(s) are unvested, 50% of such unvested portion will vest. Unless otherwise provided in the applicable Grant agreements, the foregoing provision will not apply with respect to Grants made on or after August 18, 2011.

Amendment and Termination

The Board or the Committee may, insofar as permitted by law, from time to time, with respect to any shares of common stock at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Company, no such revision or amendment will (1) increase the number of shares subject to the Plan, (2) decrease the price at which Grants may be granted, (3) materially increase the benefits to participants, or (4) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action will materially and adversely affect the rights and obligations under any option, stock award, performance grant or restricted stock offer outstanding as of the date thereof without the written consent of the participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect will not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee will adjust in such manner as the Board or the Committee deems equitable (1) the number of shares of common stock (a) reserved under the Plan, (b) available for ISOs and nonstatutory options and (c) covered by outstanding stock awards, performance grants or restricted stock offers; (2) the common stock prices related to outstanding Grants; and (3) the appropriate fair market value and other price determinations for such Grants. In the event of any other change affecting the shares of common stock or any distribution (other than normal cash dividends) to holders of common stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, will be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee will be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant agreements for previously issued Grants or an assumption of previously issued Grants.

The Plan will terminate at the earliest of (1) such time as no shares of common stock remain available for issuance under the Plan, (2) termination of the Plan by the Board, or (3) October 21, 2021, the tenth anniversary of the effective date of the restatement of the Plan. Grants outstanding upon termination of the Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The Plan is not qualified under the provisions of Section 401(a) of the Code and is not intended to be subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the Plan. On exercise of a nonqualified stock option granted under the Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

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If an optionee pays for shares of stock on exercise of an option by delivering shares of common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which are referred to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which is referred to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which is referred to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

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The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the common stock is received equal to the excess, if any, of the fair market value of the common stock received over any amount paid by the recipient in exchange for the common stock. If, however, the common stock is non-vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the common stock), the recipient generally will not recognize income until the common stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the common stock on the date it becomes vested over any amount paid by the recipient in exchange for the common stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the common stock on the date the stock award is granted over any amount paid by the recipient in exchange for the common stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the common stock is received or when the common stock becomes vested. Upon the disposition of any common stock received as a stock award under the Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

If the stock award provides for a deferral of the time in which the shares of common stock are delivered then neither the granting of the stock awards nor the vesting of the right to receives shares of common stock pursuant to such stock awards would constitute taxable events to the recipient. Instead, the recipient would be taxable, at ordinary income rates, at the time he or she receives the shares of common stock in an amount equal to the fair market value of the common stock at the time of distribution.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

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Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that Awards granted to participants under the Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the Company’s ability to ensure that Awards under the Plan will qualify as “performance-based compensation” that are fully deductible by the Company under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of a Grant or the disposition of common stock acquired as a result of a Grant.

The Company believes that Grants under the Plan have been and will continue to be granted primarily to those persons who possess a capacity to contribute significantly to the Company’s successful performance. Because persons to whom Grants may be made are to be determined from time to time by the Board or the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Grants or the nature and terms of such Grants.

Board of Directors Recommendation

The Company’s Board of Directors believes that the approval of an amendment to the Company’s 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance under the Plan by 1,500,000 shares and approval of a program permitting the exchange of certain stock options for restricted stock units is in the Company’s best interests and the best interests of the Company’s stockholders for the reasons stated above. The Board recommends that stockholders vote FOR this Proposal No. 2.

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PROPOSAL NO. 3

APPROVAL UNDER APPLICABLE NASDAQ RULES OF THE ISSUANCE OF ALL SHARES OF THE COMPANY'S COMMON STOCK AND WARRANTS PURSUANT TO THE COMPANY'S MAY 2012 PRIVATE PLACEMENT, INCLUDING THE SHARES UNDERLYING THE WARRANTS ISSUED AS PART OF THE PRIVATE PLACEMENT, WITHOUT THE NEED FOR ANY NASDAQ SHARE CAP OR ANY RESTRICTION ON AN EXERCISE-PRICE BASED ANTI-DILUTION PROVISION IN THE WARRANTS.

Background to the Proposal

As previously announced, on May 17, 2012, the Company sold 7,000,000 shares of its common stock and warrants to purchase 5,250,000 shares of its common stock, raising $29,190,000 in gross proceeds, in a private placement to four institutional accredited investors, pursuant to the terms of a Securities Purchase Agreement dated as of May 15, 2012 (the "Private Placement"). After deducting placement agent’s fees and other offering expenses, the net proceeds from the Private Placement were approximately $28,200,000 and are being used for working capital and other general corporate purposes.

The Private Placement described in this Proposal No. 3 is further described in the Company’s filings with the SEC, including its Current Reports on Form 8-K filed May 16, 2012 and August 30, 2012 and its Registration Statement on Form S-3 effective June 15, 2012. Those filings, and the documents filed therewith, are incorporated by reference into this Proxy Statement.

Pursuant to Nasdaq Marketplace Rule 5635(d) (the “Private Placement Rule”), the Company is required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of the Company’s common stock or 20% or more of the voting power outstanding before the issuance if such issuance is for less than the greater of book or market value of the common stock.

In order to comply with the Private Placement Rule in connection with the Private Placement, the number of shares of common stock issued in the Private Placement, if issued for less than the greater of book or market value of the common stock, were, subject to the receipt of stockholder approval, limited to not more than 19.9% of the Company’s total shares of common stock outstanding immediately prior to consummation of the Private Placement (the “Nasdaq Share Cap”). Because the exercise price of the warrants were set at $5.00 per share, and subject to a “floor price” of $4.17 per share (the closing bid price of the Company’s common stock on May 15, 2012, the last closing bid price immediately prior to the time the Securities Purchase Agreement was entered into), if adjusted pursuant to the warrant’s anti-dilution provisions, the shares underlying the warrants were not counted against the Nasdaq Share Cap percentage. The number of shares of the Company’s common stock issued and issuable under the Securities Purchase Agreement was capped at the Nasdaq Share Cap. Pursuant to the terms of the warrants, the anti-dilution provisions that could trigger adjustment to the exercise price of shares issuable upon exercise of the warrants (but not to the number of underlying shares) were restricted from becoming effective at a price less than the greater of book or market value of the common stock, which was $4.17 per share (the “Anti-Dilution Restriction”).

The Company is seeking stockholder approval to issue shares of common stock under the Securities Purchase Agreement in excess of the Nasdaq Share Cap and upon exercise of the warrants at a price less than the greater of book or market value of the common stock. This will nullify the Nasdaq Share Cap with respect to the Private Placement. Pursuant to the terms of the warrants, upon receipt of stockholder approval of this Proposal No. 3, the Anti-Dilution Restriction will terminate.

Approval by stockholders of this Proposal No. 3 will not result in any increase in the number of shares which may be issued under the Securities Purchase Agreement or which may be issuable upon the exercise of the warrants. The maximum number of shares which may be issued under the Securities Purchase Agreement are already outstanding, and the maximum number of shares which may be issuable upon exercise of the warrants are fixed. The only effect of stockholder approval will be to potentially reduce the exercise price of the warrants and thereby enable the Company to pursue a wider range of possible financing transactions in the future.

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Summary Terms of the Securities Purchase Agreement

Pursuant to the terms of the Securities Purchase Agreement the Company was required to issue additional shares of common stock at a specified time to the investors in the event that the price per share of common stock in the offering is greater than the price per share of the Common Stock, calculated as 90% of the average of the ten lowest volume weighted prices of the common stock during the 20 trading day period starting immediately following the earlier of the date on which the investors’ securities were registered for resale with the SEC, which was June 15, 2012. Various other requirements to issue additional shares of common stock to the investors were also included in the Securities Purchase Agreement. The Securities Purchase Agreement also provided that in no event would the number of shares of common stock issuable pursuant to such provisions cause the Company to be in violation of Nasdaq's Share Cap; in the event that any such additional share issuance under the Securities Purchase Agreement would have caused the Company to be in violation of the Nasdaq Share Cap, then under the Securities Purchase Agreement the Company was instead obligated to pay the investors the cash value of each such additional share not issued.

As a result of the Private Placement Rule, on August 13, 2012, under the additional share issuance provisions of the Securities Purchase Agreement, the Company was obligated to issue to the investors 2,582,406 shares of common stock (the approximate maximum number of shares that could be issued without exceeding the Nasdaq Share Cap) and to pay the investors $3,227,429. On August 14, 2012, as part of the Securities Purchase Agreement, the Company issued such additional adjustment shares of common stock to the investors. On August 30, 2012, in settlement of such cash adjustment amount and in consideration of certain other agreed matters, the Company agreed to make a cash payment of $4,450,000 to the investors (of which half was paid on August 31, 2012 and the other half was paid on October 15, 2012). The foregoing payment and agreed matters were set forth in substantially similar Settlement and Amendment Agreements between the Company and the Private Placement investors (the “Amendment Agreements”), which dealt with these matters and various other matters. The Securities Purchase Agreement, as amended by the Amendment Agreements, on a prospective basis no longer requires the Company to issue additional shares of common stock to the investors based on the share adjustment provisions of the Securities Purchase Agreement and eliminated any future adjustment requirements. Accordingly, regardless of stockholder approval of Proposal No. 3, no additional shares of common stock will be issued pursuant to the share adjustment provisions of the Securities Purchase Agreement.

Summary Terms of the Warrants

The warrants are exercisable at an exercise price of $5.00 per share commencing on November 17, 2012 (six months after the closing date of the financing transaction) and expiring five years after the date on which they become exercisable (i.e., the warrants expire November 17, 2017). The exercise price of the warrants (but not the number of underlying shares) is subject to adjustment under certain circumstances, including “full-ratchet” anti-dilution protection upon the issuance of any common stock, securities convertible into common stock, or certain other issuances at a price below the then-existing exercise price, with certain exceptions and subject to a “floor price” of $4.17 per share (the closing bid price of the Company’s common stock on May 15, 2012) until stockholder approval is obtained. The warrants also contain limitations that prevent the holder of any warrants from acquiring shares upon exercise of a warrant that would result in the number of shares beneficially owned by it and its affiliates exceeding 4.99% of the total number of shares of common stock then issued and outstanding (which limit may be increased or decreased to any other percentage not in excess of 9.99% upon the request of the holder to the Company, provided that any such increase will not be effective until the 61st day after notice is delivered by the holder to the Company).

In addition, upon certain changes in control and certain other transactions which are characterized as a “Fundamental Transaction” under the warrants, the holders of the warrants have certain approval rights, are entitled to certain treatment allowing them to obtain new, roll-over warrants in such a transaction and can also elect to receive, subject to certain limitations and assumptions, cash equal to the Black-Scholes value of the outstanding warrants. In certain cases where an acquirer acquires 100% of the equity of the Company not already owned by it or its affiliates solely through the payment of cash consideration, the holders of the warrants are only entitled to receive at the closing of a sale transaction either (x) all consideration to be received by a holder of the number of shares of common stock for which the warrants are then exercisable (without giving effect to any limitations or restrictions on exercise) less the aggregate exercise price under the warrants for such number of shares of common stock or (y) the Black-Scholes value of the remaining unexercised portion of the warrants (without giving effect to any limitations or restrictions on exercise).

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As a result of the “floor price” described above, the warrants provide that the foregoing “full-ratchet” exercise-price based anti-dilution protection for the holders of the warrants will not be effective for dilutive issuances below $4.17 until the Company’s stockholders have approved this Proposal No. 3 in accordance with Nasdaq rules. As noted above, the “floor price” restriction is referred to in this Proxy Statement as the “Anti-Dilution Restriction.” Upon stockholder approval of Proposal No. 3, the Anti-Dilution Restriction automatically terminates.

While the Anti-Dilution Restriction provides various benefits to the Company and its stockholders, principally ensuring compliance with the Nasdaq Share Cap and restricting the downward dilution adjustments under the investors warrants below the $4.17 per share “floor price,” the failure to obtain stockholder approval of this Proposal No. 3 (which will remove the Anti-Dilution Restriction) also has the potential for future significant adverse consequences to the Company. In this regard, until the Company obtains stockholder approval, the terms of the Securities Purchase Agreement (under which the warrants were issued) prohibit the Company or any of its subsidiaries from issuing any shares of its common stock or any securities at an issuance price below the exercise price then in effect under the warrants (which is currently $5.00 per share). At this time, the Company has no plans to raise funds through an equity offering.

With regard to the above, the Securities Purchase Agreement provides for the following restrictions: (1) for so long as any warrants remain outstanding, the Company will not, in any manner, enter into or effect any dilutive issuance (as such term is defined in the warrants) if the effect of such dilutive issuance is to cause the Company to be required to issue upon exercise of any warrant any common stock in excess of that number of shares of common stock which the Company may issue upon exercise of the warrants without breaching the Company's obligations under the rules or regulations of its principal market or any applicable eligible market (as such terms are defined in the warrants), in each case without giving effect to (a) limitations on exercise contained in the warrants and (b) the application of any applicable “floor price” (the "Securities Limitations"); and (2) for so long as any warrants are outstanding, unless or until stockholder approval has been obtained, the Company will not take any action if the effect of such action would be to cause the exercise price under the warrants to be reduced, in each case without giving effect to any Securities Limitations.

Upon stockholder approval of Proposal No. 3, the Anti-Dilution Restriction automatically terminates and the prohibitions in the Securities Purchase Agreement, including those restricting the Company’s ability to issue any shares of its common stock or other securities, as restricted above, will also automatically terminate.

Impact on Stockholders of Approval or Disapproval of this Proposal

Not Seeking Approval of Private Placement Terms. Proposal No. 3 is not seeking the approval of stockholders to authorize the Company’s entry into the Private Placement documents. The Private Placement has already occurred and the documents related to the Private Placement are binding obligations on the Company. The failure of stockholders to approve Proposal No. 3 will not negate the existing terms of the documents relating to the Private Placement. The common stock and the warrants will all remain outstanding obligations of the Company in favor of the holders.

Additionally, because no further adjustment shares of common stock are issuable to the investors under the Securities Purchase Agreement and the warrants are exercisable only up to a fixed number of shares of common stock (5,250,000 shares), no additional dilution to the Company’s current stockholders will occur in terms of their percentage ownership of the Company’s common stock.

Keeping the Applicable Restrictions in Effect. The failure of stockholders to approve Proposal No. 3 will only mean that the applicable restrictions described above will remain in effect.

Obtaining Stockholder Approval – Removing the Applicable Restrictions. Upon approval of Proposal No. 3, all the applicable restrictions described above will be removed. Thus, the Anti-Dilution Restriction automatically terminates and the prohibitions in the Securities Purchase Agreement, including those restricting the Company’s ability to enter into any transaction at a price below the exercise price of the warrants (which is currently $5.00 per share) also automatically terminates.

Reasons the Board Supports Stockholder Approval of this Proposal

The Company is seeking stockholder approval for the following reasons:

·	Due to the Private Placement Rule and its prior entry into the Securities Purchase Agreement, the Company is required to seek to obtain stockholder approval. The Company is complying with that obligation.

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·	If the Company fails to obtain stockholder approval to allow it to issue shares of common stock pursuant to the exercise of the warrants, the Company will be required to seek stockholder approval at subsequent annual and special meetings of stockholders.

·	If the Company does not obtain stockholder approval, the applicable restrictions described above, including the stock issuance restriction described above, will continue in effect under the Securities Purchase Agreement. If the Company were to complete or attempt to complete a securities issuance in contravention of the stock issuance restriction (although the Company is not currently planning to raise funds through an equity offering), the Private Placement investors might seek unspecified damages or injunctive or other equitable relief attempting to enjoin or unwind such an issuance. The Company does not predict the outcome of any such damage claim that might be made or any such injunctive or other equitable relief that might be sought in such a situation.

·	It is possible that any such failure to receive stockholder approval could negatively impact obtaining private financing in the future, whether from these or other investors. In this regard, the anti-dilution provisions of the warrants are intended to provide the investors with protection of their economic investment in the Company. The Board believes these provisions are customary in transactions of this nature. If the Company fails to obtain stockholder approval to allow the removal of the “floor price,” it is possible that future investors will not wish to invest in the Company under a structure that requires stockholder approval in the future, thus potentially limiting the Company’s flexibility.

The Company’s Board of Directors recommends a vote FOR Proposal No. 3 and the approval under applicable Nasdaq rules of the issuance of all shares of the Company's common stock and warrants pursuant to the Company's Private Placement, including the shares underlying the warrants issued as part of the Private Placement, without the need for any Nasdaq Share Cap or any restriction on an exercise-price based anti-dilution provision in the warrants.

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PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects the Company’s independent registered public accountants. In September 2012, the Audit Committee selected Grant Thornton LLP to act as the Company’s independent registered public accountants for the year ending December 31, 2012.

The persons named in the enclosed proxy will vote to ratify the selection of Grant Thornton as the Company’s independent registered public accountants for the year ending December 31, 2012, unless otherwise directed by the stockholders. Stockholder ratification of Grant Thornton as the Company’s independent registered public accountants is not required by the Company’s By-laws, or otherwise. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Grant Thornton as the Company’s independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Company’s Board of Directors recommends a vote FOR the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2012.

DISCLOSURE OF PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Company for professional services rendered by Grant Thornton LLP.

Grant Thornton
	2011 Fees	2010 Fees
Audit Fees	$2,185,099	$1,185,860
Audit-Related Fees	0	0
Tax Fees	0	0

Total Fees	$2,185,099	$1,185,860

Audit fees were for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees are for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

Tax fees are for professional services rendered for federal, state and international tax compliance, tax advice and tax planning.

Grant Thornton did not bill the Company for any other professional services in the years ended December 31, 2011 and 2010. All of the audit fees, audit-related fees and tax fees are approved by the Company’s Audit Committee.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected Grant Thornton LLP to act as the Company’s independent registered public accountants for the current fiscal year. They have served as accountants for the Company since October 2, 2009. Pursuant to Proposal No. 4, the stockholders of the Company are being asked to ratify this selection.

As the Company’s independent registered public accountants, Grant Thornton was engaged to conduct quarterly reviews of the Company, to conduct an audit of the consolidated financial statements of the Company for the full year 2011, and to prepare the federal and state tax returns of the Company for the year ended December 31, 2011. Representatives of Grant Thornton are expected to attend the Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On October 29, 2012 (the “Record Date”), there were issued and outstanding _______ shares of the Company’s common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders.

Quorum

Under the Company’s By-laws, a majority of the shares of common stock outstanding and entitled to vote at the Meeting as of the Record Date must be present at the Meeting, either in person or by proxy, in order to hold the Meeting and conduct business. This presence is called a quorum. Shares are counted as present at the Meeting if you are present in person at the Meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the Meeting for purposes of determining whether there is a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares.

Vote Required

The four nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of directors will be elected the directors of the Company (Proposal No. 1). Approval of an amendment to the Company’s 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares and approval of a program permitting the exchange of certain stock options for restricted stock units (Proposal No. 2), approval under applicable Nasdaq rules of the issuance of all shares of the Company’s common stock and warrants pursuant to the Company’s May 2012 private placement, including the shares underlying the warrants issued as part of the private placement, without the need for any Nasdaq Share Cap or any restriction on an exercise-price based anti-dilution provision in the warrants (Proposal No. 3), and ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2012 (Proposal No. 4) require the affirmative vote by holders of at least a majority of the shares of the Company’s common stock present in person or represented by proxy at the Meeting and voting on such matters. Accordingly, a properly executed proxy marked “abstain” with respect to this matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have an effect on the voting of these proposals.

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Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Meeting, unless a greater percentage is required either by law or by the Company’s Certificate of Incorporation or By-laws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Meeting. The Board of Directors is not currently aware of any such other matters.

Manner of Voting

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a bank, broker or other nominee receive instructions for granting proxies from their banks, brokers or other nominees, rather than our proxy card. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution.

Registered Stockholders. You may vote in person by attending the Meeting or by completing and returning a proxy by mail, by telephone or electronically, using the Internet. Instructions for voting via the Internet, by telephone and by mail are set forth on the enclosed proxy card and are summarized below.

By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

By Internet—If you have Internet access, you may submit your proxy by following the “Vote by Internet” instructions on the proxy card.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the proxy card.

If you are a stockholder of record, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with the proposals described in this Proxy Statement. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR the amendment to the Company’s 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares and approval of a program permitting the exchange of certain stock options for restricted stock units (see Proposal No. 2), and FOR the issuance of all shares of the Company’s common stock and warrants pursuant to the Company’s May 2012 private placement, including the shares underlying the warrants issued as part of the private placement, without the need for any Nasdaq Share Cap or any restriction on an exercise-price based anti-dilution provision in the warrants, as described in this Proxy Statement (see Proposal No. 3).

In Person at the Meeting— If you choose to vote in person, you can attend the Meeting and cast your vote in person. Whether or not a stockholder plans to attend the Meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A stockholder may still attend the Meeting and vote in person, even if he or she has already voted by proxy. To vote in person, a stockholder may come to the Meeting and the Company will provide the stockholder with a ballot. If you are a beneficial owner of shares, however, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot to be able to vote at the Meeting.

Shares Held in Street Name. If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage pre-paid envelope provided.

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If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. Proposals Nos. 2 and 3, however, are considered “non-routine” matters for voting purposes under Nasdaq rules. This means that if you hold your shares in street name, it is critical you cast your vote if you want it to count because, if you do not instruct your bank or broker how to vote on Proposals Nos. 2 and 3, no votes will be cast on your behalf on such proposal.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying the secretary of the Company either in writing at the address on the first page of this Proxy Statement prior to the Meeting or in person at the Meeting, by submitting a proxy bearing a later date or by voting in person at the Meeting. Revocation is effective only upon receipt of such notice by the Company’s Secretary. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the Meeting must bring to the Meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company’s common stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. The Company has also engaged Innisfree M&A Incorporated to assist it with the solicitation of proxies, and the Company expects to pay Innisfree $25,000 for its services plus out-of-pocket expenses incurred during the course of its work.

Rules adopted by the SEC allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials.  The Company has chosen to mail full packages of materials to stockholders. However, in the future the Company may take advantage of this new distribution option.  If, in the future, the Company chooses to send such notices, they would contain instructions on how stockholders can access the Company’s Notice of Meeting and Proxy Statement via the Internet.  It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Recommendations of the Board of Directors

The recommendations of the Company’s Board of Directors are set forth in the description of the matters to be acted on in this Proxy Statement. In summary, the Board of Directors recommends that stockholders vote FOR electing the four nominees listed in this Proxy Statement (see PROPOSAL NO. 1), a vote FOR the approval of an amendment to the Company’s 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares and approval of a program permitting the exchange of certain stock options for restricted stock units (see PROPOSAL NO. 2), a vote FOR the approval under applicable Nasdaq rules of the issuance of all shares of the Company’s common stock and warrants pursuant to the Company’s May 2012 private placement, including the shares underlying the warrants issued as part of the private placement, without the need for any Nasdaq Share Cap or any restriction on an exercise-price based anti-dilution provision in the warrants (see PROPOSAL NO. 3), and vote FOR the ratification of the selection of Grant Thornton LLP on the Company’s independent registered public accountants for the year ending December 31, 2012 (see PROPOSAL NO. 4).

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

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OTHER MATTERS

The Board knows of no other matters that may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

The Company’s policy is to encourage its Board members to attend the Annual Meeting. The Company’s former Chairman and Chief Executive Officer was the only director to attend the 2011 annual meeting of stockholders held on October 21, 2011, in London.

STOCKHOLDER PROPOSALS — 2013 ANNUAL MEETING

In order to be included in the proxy statement and form of proxy for the 2013 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, stockholder proposals must be received by the Company at its corporate offices in New York, New York, no later than _______, 2013 (120 days before the anniversary of the date this Proxy Statement is being mailed to the Company’s stockholders). Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Stockholder proposals to be presented at the 2013 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement and form of proxy for the 2013 Annual Meeting, must be received in writing at the Company’s corporate offices no later than _______, 2013 (45 days before the anniversary of the date this Proxy Statement is being mailed to the Company’s stockholders).

In addition to the requirements set forth above, the Company’s By-laws require that a stockholder desiring to nominate an individual for election to the Company's Board of Directors at an annual meeting of stockholders or desiring to propose business for consideration by the stockholders at an annual meeting of stockholders must deliver a notice in compliance with the By-laws not later than the close of business of the 90th day nor earlier than the close of business the 120th day prior to the first anniversary of the prior year's annual meeting or, if the date of the annual meeting is more than 30 days before or after such anniversary date, not earlier than the close of business on the 120th day prior to such annual meeting and not later than close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the first public announcement of such meeting is first made by the Company. However, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders of the Company is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the date of the preceding year's annual meeting, the stockholder's notice will also be considered timely, but only with respect to nominees for the additional directorships, if it will be delivered to the Secretary of the Secretary of the Company at the principal executive officers of the Company in New York, New York, not later than the close of business on the 10th day following the day on which such public announcement of additional directorships is first made by the Company.

Your notice of nomination(s) must set forth: (1) as to any nomination to be made by you, (a) all information relating to the individual subject to such nomination that is required to be disclosed in opposition proxy statements for election of directors filed and disseminated by dissident or insurgent stockholders, at their own expense, in a contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, without regard to the application of the Exchange Act to either the nomination or the Company and (b) such nominated individual’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected; and (2) as to yourself and the beneficial owner, if any, on whose behalf the nomination is made (a) your name and address, as they appear on the Company’s books, and of such beneficial owner, (b) the class, series, and number of shares of capital stock of the Company which are beneficially owned, within the meaning of Rule 13d-1 (or any successor thereto) promulgated under the Exchange Act, and/or owned of record by you and such beneficial owner, (c) a representation that you are a holder of record of stock of the Company entitled to vote at such meeting and that you (or your qualified representative) intends to appear in person or by proxy at the meeting to propose such nomination, (d) a representation whether you or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the individual subject to the nomination and/or otherwise to solicit proxies from stockholders of the Company in support of such nomination, (e) any significant equity interest that you and/or such beneficial owner may have in a principal competitor of the Company and (f) any direct or indirect interest that you and/or such beneficial owner may have in any contract with the Company, any affiliate of the Company or any principal competitor of the Company.

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To be eligible to be a nominee for initial election as a director of the Company at any annual or special meeting of stockholders of the Company, an individual must deliver (in accordance with the time periods prescribed for delivery of notice in the By-laws and set forth herein) to the Secretary of the Company at the principal executive offices of the Company in New York, New York, a written questionnaire with respect to the background and qualification of such individual and the background of any other person on whose behalf the nomination is being made (which questionnaire will be provided by the Secretary of the Company upon written request) and a written representation and agreement (in the form provided by the Secretary of the Company upon written request) that such individual:

·	is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such individual, if elected as a director of the Company, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such individual's ability to comply, if elected as a director of the Company, with such individual's fiduciary duties under applicable law;

·	is not and will not become a party to any agreement, arrangement or understanding with any person other than the Company with respect to any direct or indirect compensation, reimbursement, indemnification or advancements in connection with any service, action or omission in his or her capacity as a director of the Company that has not been disclosed to the Company;

·	is not and will not become a party to any Derivative Securities Agreement (as described in the By-laws of the Company) that has not been disclosed to the Company; and

·	in his or her individual capacity and for and on behalf of any person on whose behalf the nomination is being made, will be in compliance, if elected as a director of the Company, and will comply with, applicable law and all applicable publicly disclosed corporate governance, business conduct, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

In addition, the Company may require any individual subject to nomination to furnish such other information as may reasonably be required by the Company to determine the qualifications of such individual to serve as a director of the Company.

As to a stockholder's notice of a proposal of business pursuant to the By-laws (and not under Rule 14a-8), such notice must set forth: (1) as to the business proposed by such stockholder, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws of the Company, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf such business is made (a) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, (b) the class, series, and number of shares of capital stock of the Company which are owned beneficially and/or of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to propose such business, (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve or adopt the proposed business and/or otherwise to solicit proxies from stockholders of the Company in support of such business, (e) any significant equity interest of such stockholder and/or such beneficial owner in a principal competitor of the Company, and (f) any direct or indirect interest of such stockholder and/or such beneficial owner in any contract with the Company, any affiliate of the Company or any principal competitor of the Company.

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By Order of the Board of Directors,

Fabrice Hamaide
Chief Financial Officer and Secretary

November __, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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SCHEDULE A

Board Committees

The table below describes the Board’s committees previously reported in the Company’s Amendment to Form 10-K filed with the SEC:

Committee Name	Members	Number of Meetings in 2011		Principal Functions
Audit Committee	J. Mullin (Chairman) L. Kroijer W. Walker	10	·	Recommending to the Board of Directors the engagement or discharge of our independent public accountants, including pre-approving all audit and non-audit related services;
			·	The appointment, compensation, retention and oversight of the work of the independent auditor engaged by us to prepare or issue an audit report or perform other audit review or attest services for us;
			·	Establishing procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
			·	Approving the scope of the financial audit;
			·	Requiring the rotation of the lead audit partner;
			·	Consulting regarding the completeness of our financial statements;
			·	Reviewing changes in accounting principles;
			·	Reviewing the audit plan and results of the auditing engagement with our independent auditors and with our officers;
			·	Reviewing with our officers, the scope and nature and adequacy of our internal accounting and other internal controls over financial reporting and disclosure controls and procedures;
			·	Conducting a review of, and approving, all related party transactions on an ongoing basis;
			·	Reviewing the adequacy of the Audit Committee Charter at least annually;
			·	Meeting with our Internal Auditor on a regular basis;
			·	Performing an internal evaluation of the Audit Committee on an annual basis; and
			·	Reporting to the Board of Directors on the Audit Committee's activities, conclusions and recommendations.

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Compensation Committee	D. Hart (Chairman)	18	·	Approving and evaluating the compensation of directors and executive officers.
	J. Mullin W. Walker		·	Establishing strategies and compensation policies and programs for employees to provide incentives for delivery of value to our stockholders.
			·	Establishing policies to hire and retain senior executives, with the objectives of aligning the compensation of senior management with our business and the interests of our stockholders.
			·	Together with management, surveying the amount and types of executive compensation paid by comparable companies, and engaging consultants as necessary to assist them;
			·	Periodically reviewing corporate goals and objectives relevant to executive compensation and making recommendations to the Board for changes;
			·	Assisting management in evaluating each executive officer's performance in light of corporate goals and objectives, and recommending to the Board (for approval by the independent directors) the executive officers' compensation levels based on this evaluation;
			·	Overseeing our stock option plan or other stock-based plans with respect to our executive officers and employee Board members, who are subject to the short-swing profit restrictions of Section 16 of the Securities Exchange Act of 1934, as amended;
			·	Reviewing the overall performance of our employee benefit plans and making recommendations to the Board regarding incentive-compensation plans and equity-based plans;
			·	Together with the Nominations and Corporate Governance Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;
			·	Ensuring that our compensation policies meet or exceed all legal and regulatory requirements and any other requirements imposed on us by the Board; and

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			·	Producing an annual report on executive compensation for inclusion in our proxy statement.

Nominations and Corporate Governance	L. Kroijer (Chairman) J. Mullin	4	·	Identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of stockholders.
Committee	W. Walker		·	Ensuring that the Audit, Compensation and Nominations and Corporate Governance Committees of the Board have the benefit of qualified and experienced “independent” directors.
			·	Developing and recommending to the Board a set of effective corporate governance policies and procedures, and reviewing and reassessing the adequacy of such guidelines annually and recommending to the Board any changes deemed appropriate.
			·	Periodically reviewing the charters of all Board committees and recommending to the committees and Board any changes deemed appropriate;
			·	Developing policies on the size and composition of the Board;
			·	Conducting annual evaluations of the performance of the Board, committees of the Board and individual directors;
			·	Reviewing conflicts of interest and the independence status of directors;
			·	Together with the Compensation Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;
			·	Reviewing the structure of our senior staffing and management succession plans with the Chief Executive Officer;
			·	Together with the Compensation Committee, developing criteria to assist the Board's assessment of the Chief Executive Officer's leadership of our company; and
			·	Generally advising the Board (as a whole) on corporate governance matters.

Technology and Product Development Committee	D. Hart	4	·	Monitoring and reviewing the Company’s product technology strategy;
			·	Monitoring and reviewing the Company’s major product development-related expenditures and initiatives in support of evolving global business needs; and

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			·

Areas of review include, but are not limited to: significant new product lines or technology investments, the technology component of mergers and acquisitions, the on-going market relevance of the Company’s technology platform, response to external technology based threats and opportunities, the competitiveness of the Company’s technology platform and related products, and the mitigation of any risks in the above areas.

Mergers and Acquisitions Committee	D. Hart (Chairman) L. Kroijer J. Mullin	4	·	Reviewing and assessing potential mergers, acquisitions, strategic investments, divestures and joint ventures.

Strategic Transaction Committee	W. Walker	-	·	Evaluating the merits and fairness of any possible transaction (and any alternative transaction) to acquire our company and negotiating, with the advice of counsel to the committee and the committee’s independent financial advisors, the terms and conditions of such proposal (including any firm offer resulting therefrom and all transaction documentation therefor) on behalf of, and to maximize value for, the Company’s non-affiliate stockholders.

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SCHEDULE B

The information set forth in this Schedule B was previously reported in the Amendment to Form 10-K. As described under the caption “Compensation of Officers and Directors - 2012 Employment Arrangements; Executive Officer Separation and Severance Agreements” in the Proxy Statement, matters related to the departure of the Company’s former Chairman and Chief Executive Officer have not yet been resolved, and a separation agreement with the Company’s former Chief Financial Officer has not yet been finalized. The information below should be read in conjunction with the information provided in the Proxy Statement under Proposal No. 1 under the caption “COMPENSATION OF OFFICERS AND DIRECTORS” starting on page 12 of the Proxy Statement.

2011 Compensation Discussion and Analysis

The following discussion sets forth information with regard to compensation for services by the three individuals who served as executive officers at December 31, 2011. They are Kaleil Isaza Tuzman, who served as our Chief Executive Officer (CEO), Robin Smyth, who serves as our principal financial officer (PFO), and Gavin Campion, who served as our President and was the other most highly compensated executive officer of our company (other than the CEO and PFO). We refer to these three individuals as our "named executive officers." The information discussed below reflects the compensation earned by such individuals for services with our company during the covered periods.

Company Compensation Objectives

Our objective is to maintain a program of executive compensation that is competitive in attracting, retaining and inspiring the performance of executive officers who possess qualities, talents and abilities that will enhance our growth and profit potential. Specifically, the goals of our executive compensation program are:

·	to motivate our executives to achieve our strategic, operational and financial goals;

·	to reward superior performance;

·	to attract and retain exceptional executives; and

·	to align the interests of our executives and our shareholders.

We believe that our compensation program must include both short-term and long-term compensation elements.

Determination of Compensation

In large part, historically, our Chairman presented recommendations to our Compensation Committee regarding the hiring of and compensation packages for our executive officers, which included recommendations with respect to each such executive officer's salary, annual bonus and long-term equity awards. Our Compensation Committee then reviewed these recommendations and, subject to any adjustments it deemed appropriate, approved the compensation packages for our executive officers for that year.

Beginning in 2010, these compensation recommendations were based on benchmarking and peer group comparisons in consultation with Mercer LLC, a global leader in executive compensation consulting services. Additionally, members of our Compensation Committee take into consideration data that is available to them concerning competitive market practices with respect to typical ranges of salary and bonus amounts paid to executives at other companies in the video asset management industry when developing and evaluating the recommendations. Subjective factors considered by our Compensation Committee in making the ultimate determinations with respect to compensation of our executive officers included an executive's skills and capabilities, specific contributions as a member of our executive management team and reputation within the video asset management industry.

Our Board of Directors has delegated to the Compensation Committee the overall responsibility of overseeing the compensation and benefit programs of our executive officers. Under its charter, the Compensation Committee has the primary responsibility for, among other things:

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·	determining compensation for our executive officers;

·	working with members of our management to report our executive compensation practices and policies to our shareholders; and

·	administering our 2008 Incentive Stock Plan.

The Compensation Committee is also responsible for evaluating and administering our compensation program to ensure that it properly motivates our executive officers and appropriately drives our operational and financial performance.

The Compensation Committee reviews base salaries, determines and makes annual cash incentive awards, approves payout amounts earned for the past year's annual cash incentive awards, and grants equity incentive awards under our 2008 Incentive Stock Plan.

Our Board of Directors has the power to change, at any time, the size and membership of the Compensation Committee, to remove Compensation Committee members and to fill vacancies on the Compensation Committee, so long as any new member satisfies the requirements of the Compensation Committee's charter and any other applicable requirements. For more information regarding the Compensation Committee, see “Corporate Governance—Board of Directors and Committees.”

Elements of Executive Compensation

Overview

Our executive compensation program consists of a base salary and equity participation in our company, either in the form of stock options or restricted stock units, which, in each case, generally include a time-based or performance-based vesting provision. In addition, we may pay discretionary bonuses based on our Board of Directors' assessment of the executive officer's specific contribution to our company. We believe these arrangements are reasonable and competitive compared to other companies we compete with for the attraction and retention of talent.

Base Salary

We attempt to set base salaries that are competitive with organizations that operate in our industry and that are comparable in size. Base salaries are intended to be commensurate with each executive's organizational responsibilities and his level of professional development, taking into account the expected role the executive is likely to play in helping us achieve our goals and objectives. The base salary for each of our named executive officers was set in his employment agreement. Typically, annual increases in base salary for our named executive officers include an annual fixed increase as a percentage of the prior year's base salary, as well as discretionary increases as determined by our Chief Executive Officer, the Compensation Committee and our Board of Directors. For 2011, each of the named executive officers were awarded base salary increases under the terms of their new employment agreements, which are described below.

2011 Executive Employment Agreements. Effective August 31, 2011, Kaleil Isaza Tuzman, Gavin Campion and Robin Smyth entered into employment agreements with our company, superseding their prior employment agreements or, in the case of Mr. Isaza Tuzman, the Executive Management Agreement that is described under “Employment and Management Contracts, Termination of Employment and Change-in-Control Arrangements.” Pursuant to these employment agreements, Messrs. Isaza Tuzman, Campion and Smyth agreed to devote all of their professional time and attention to the company as our Chairman and Chief Executive Officer, our President and our Chief Financial Officer, respectively. Mr. Isaza Tuzman’s employment agreement has been superseded by the Transition Agreement described below.

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The employment agreements provide that Messrs. Isaza Tuzman, Campion and Smyth receive a base salary at an annual rate of $315,000, $290,000 and $254,000 (inclusive of transportation and housing allowance), respectively, for services rendered in such positions. In addition, each executive is entitled to receive, at the sole discretion of our Board of Directors or Compensation Committee, annual performance bonuses based on achieving targeted corporate objectives for such year in accordance with the year’s operating or incentive plan. Each of Messrs. Isaza Tuzman, Campion and Smyth are also entitled to participate in our performance contingent restricted stock unit program (see “2011 Performance Contingent Restricted Stock Unit Program” below) and, concurrently with entering into the employment agreements, they received 636,000, 306,000 and 306,000 performance contingent restricted stock units, respectively.

The employment agreements also provide for termination by the company if the executive (i) violates various provisions of local labor laws involving commission of a crime and drunkenness or drug use during working hours, (ii) breaches the non-competition or non-disclosure covenants contained in his employment agreement, (iii) engages in fraud, dishonesty or other material misconduct in the performance of his duties or (iv) fails to perform any material provision of his agreement (after a reasonable opportunity to cure any such failure). We have the right to dismiss the executive immediately without notice and without any benefits upon the occurrence of these events.

The employment agreements with Messrs. Isaza Tuzman, Campion and Smyth extend for indeterminate terms, but Messrs. Campion’s and Smyth’s employment agreements may be terminated by the company with 180 days’ prior written notice or by the executive with 90 days’ prior written notice. Mr. Isaza Tuzman's employment agreement provides that upon termination of his agreement or after the expiration date for any reason, except cause, we are required to pay him, in addition to any other payments due, a cash severance payment equal to the greater of (i) the total amount paid to him during the preceding 12 months, including base compensation and all bonuses, or (ii) the previous month’s installment of base compensation multiplied by 12.

The employment agreements with Messrs. Isaza Tuzman, Campion and Smyth do not have any change of control provisions, other than those contained in the performance contingent restricted stock units and other equity awards.

The employment agreements also contain covenants (a) restricting the executive from engaging in any activities competitive with our business during the terms of such employment agreements and one year thereafter, (b) prohibiting the executive from disclosure of confidential information regarding the company at any time and (c) confirming that all intellectual property developed by the executive and relating to the company’s business constitutes our sole and exclusive property.

Transition Agreement. On March 23, 2012, we and Mr. Isaza Tuzman entered into a Summary of Terms for a Transition Agreement under which Mr. Isaza Tuzman stepped down as our Chief Executive Officer, but remained as non-executive Chairman of the Board. Mr. Isaza Tuzman stepped down as Chairman and a member of our Board of Directors on April 11, 2012. The Summary of Terms contemplated, among other things, payment of severance and amounts owed to Mr. Isaza Tuzman under existing agreements, ongoing option vesting, indemnification and expense reimbursement. The Summary of Terms anticipated that the parties would negotiate a definitive agreement but that if they were not able to reach agreement the Summary of Terms would be binding.

We have not reached agreement with Mr. Isaza Tuzman on the form of a definitive agreement as of the date of this report and have not determined the effect, if any, of events on the enforceability of the Summary of Terms.

Annual Management Bonuses

Annual management bonuses are intended to compensate executive officers for their role in the achievement of our strategic goals. We believe that our bonus awards help us attract and retain qualified and highly skilled employees and reward and motivate those who have a positive impact on corporate results. Historically, a bonus award has been paid in cash in the subsequent fiscal year.

Discretionary bonuses for a named executive officer are determined solely by our Compensation Committee and our Board of Directors based upon the achievement of agreed upon objectives and goals. Other factors affecting a discretionary bonus award include our overall success in financial and organizational achievements, as well as continued employment by the named executive officer. For fiscal year 2011, we have not yet determined whether our named executive officers will be awarded discretionary management bonuses.

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Equity-Based Compensation

Equity-based compensation paid to our executive officers is designed to provide long-term incentives for the alignment of our goals and objectives with the executive's performance and to reward performance that is accretive to stockholder value. We believe these arrangements are reasonable and competitive compared to other companies we compete with for the attraction and retention of talent.

To date, the forms of equity compensation awarded to officers and employees under our 2008 Incentive Stock Plan have been stock options and restricted stock units. We believe that stock options and restricted stock units are an important part of overall compensation because they align the interests of our executive officers and other employees with those of our shareholders and create long-term incentives to maximize shareholder value. In 2011, our named executive officers were awarded equity-based compensation as described below.

2011 Performance-Contingent Restricted Stock Unit Program. Effective August 31, 2011, Kaleil Isaza Tuzman, Gavin Campion and Robin Smyth were granted performance-contingent restricted stock units under our 2008 Incentive Stock Plan, as amended. The agreements provide that Messrs. Isaza Tuzman, Campion and Smyth will each receive the right to receive up to 636,000, 306,000 and 306,000 shares of our common stock, respectively. Other senior executives received a total of 425,000 similar restricted stock units, at the discretion of our Chief Executive Officer. The restricted stock units are subject to the applicable terms and conditions set forth in the 2008 Incentive Stock Plan.

The awards of performance-contingent restricted stock units are intended to provide an appropriate incentive structure for the executive management team of the company that is aligned with stockholder interests. The awards of these performance-contingent restricted stock units become payable based on a significant and sustained increase in the price of our common stock over the performance period, as described in greater detail below.

The vesting of the restricted stock units are generally determined based upon the common stock’s highest 90-day volume weighted average stock price (the “90-Day VWAP”) attained over a series of vesting periods (each such period is three months in duration) over the term of the agreement or, in the event of a change in control of the company, the fair market value of our common stock on the effective date of the change in control. For this purpose, the 90-Day VWAP means, as of any date, the ratio of the value traded (the common stock price multiplied by the number of shares of common stock traded) to total volume traded over the 90-day period ending on that date. In the event of a change in control of the company, the restricted stock units will vest based on the fair market value of the common stock on the effective date of the change in control.

Over the term of the agreement, up to two-thirds of the restricted stock units may vest and become payable if the highest 90-Day VWAP attained during any vesting period ending on an applicable vesting date (or in the event of a change in control of the Company, the fair market value of our common stock on the effective date of the change in control) is between $12.51 and $18.75. A proportionate amount of the remaining one-third of the restricted stock units will vest and become payable if the highest 90-Day VWAP attained during any vesting period ending on an applicable vesting date (or in the event of a change in control of the company, the fair market value of our common stock on the effective date of the change in control) is between $18.76 and $25.00. In either case, the percentage of the restricted stock units that may vest over the term of the agreement will be based on straight-line interpolation over either performance range. Thus, 0.1067% of the restricted stock units may vest and become payable for each $0.01 in which the highest 90-Day VWAP attained during any vesting period ending on an applicable vesting date (or in the event of a change in control of the company, the fair market value of our common stock on the effective date of the change in control) exceeds $12.50, but is under $18.76, and 0.0533% of the restricted stock units may vest and become payable for each $0.01 in which the highest 90-Day VWAP attained during any vesting period ending on an applicable vesting date (or in the event of a change in control of the company, the fair market value of our common stock on the effective date of the change in control) exceeds $18.75, up to $25.00 (at which point 100% of the restricted stock units become vested).

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In the event a recipient is terminated without cause by the company or terminates for good reason, the recipient’s unvested restricted stock units will continue to be eligible to vest pursuant to the terms of the agreement until the fourth anniversary of the date of grant. In the event a recipient’s employment with the company terminates by reason of the recipient’s death or disability, the recipient’s unvested restricted stock units, as of the date on which the recipient’s employment terminates, will continue to be eligible to vest pursuant to the terms of the agreement for the lesser of (i) the 18-month period immediately following the date on which the recipient’s employment with the company terminates by reason of the recipient’s death or disability, or (ii) the period beginning on the date on which the recipient’s employment with the company terminates by reason of the recipient’s death or disability and ending on the fourth anniversary of the date of grant.

We will deliver to the recipient shares of common stock corresponding to the number of vested restricted stock units within 30 days after the date on which the restricted stock units vest.

Except as otherwise provided above, any restricted stock units that are not vested as of the date on which the recipient’s employment with the company terminates or as a result of a change in control, will be forfeited immediately upon such termination or the effective date of the change in control, as applicable. In addition, if the recipient breaches any of the restrictive covenants set forth in his employment, consulting or other agreement with us, any unvested restricted stock units will be forfeited immediately upon such breach without any payment to the recipient. Any restricted stock units that remain unvested after the four-year anniversary of the date of grant will be forfeited as of that date.

The compensation committee of our Board of Directors engaged Mercer LLC to provide advice related to the design of the restricted stock unit awards to Messrs. Isaza Tuzman, Campion and Smyth and other senior executives of the company. The principal purpose for this engagement was to ensure that the terms of the restricted stock unit awards to these executives created incentive structures aligned with shareholder interests and were consistent with current market practices. The compensation committee of our Board of Directors and the executive management team were each represented by separate legal counsel in this process.

There were no other equity-based compensation awards given to our named executive officers in 2011 as part of their employment compensation.

Severance Benefits

Our executive officers are also entitled to receive severance benefits upon certain qualifying terminations of employment, pursuant to provisions in each such executive officer's employment agreement. These severance arrangements are primarily intended to motivate the executive officers to remain in our employ, as the executive officers will forego the right to receive a significant payment if they voluntarily terminate their employment without good reason. See “2011 Executive Employment Agreements” above.

Perquisites

From time to time, our Board of Directors may determine it to be in our best interests to provide certain of our executive officers perquisites commensurate with their position, including travel allowances. No other perquisites were provided to our named executive officers in 2011.

Additional Compensation

Our named executive officers are provided standard benefits available to all of our employees, consisting of the opportunity to participate in our medical, health, disability, retirement, welfare, pension, profit-sharing and insurance plans then in effect. Our named executive officers are from time to time provided additional compensation and benefits beyond that provided to employees. See "Compensation of Executive Officers—Summary Compensation Table."

Review of All Components of Executive Compensation

The Compensation Committee is responsible for reviewing all components of our executive officers' compensation, including base salary, bonus, equity compensation and accumulated realized and unrealized stock option gains.

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Allocation Between Forms of Compensation

In setting compensation for our named executive officers, we do not have a formal policy for allocating a certain percentage of compensation between long-term and currently paid-out compensation. By making awards of stock options a significant portion of executive compensation, however, we plan to emphasize long-term equity incentives for our key employees.

Tax Treatment

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation greater than $1.0 million paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, performance-based compensation is not subject to the $1.0 million deduction limit if certain requirements are met. We may consider the impact of Section 162(m) when designing our cash and equity-based compensation programs, but may elect to provide compensation that is not fully deductible as a result of Section 162(m) if we determine this is in our best interests.

Compensation Committee Report

The Compensation Committee has furnished the following report:

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section above and based on this review, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Amendment No. 1 to Form 10-K on Form 10-K/A for the fiscal year ended December 31, 2011 filed with the SEC.

COMPENSATION COMMITTEE

Daniel W. Hart, Chairman
Joseph E. Mullin III
Wayne Walker

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for fiscal 2011 were those individuals named above in the Compensation Committee Report. No member of the Compensation Committee has ever served as an officer or employee of our company. During fiscal 2011, no executive officer of our company served on the board of directors or compensation committee of another entity that has or had an executive officer serving as a member of our Board or the Compensation Committee.

Compensation of Executive Officers

The following table describes the compensation awarded to the Chief Executive Officer and our two most highly compensated executive officers (other than the CEO) who were serving as executive officers on December 31, 2011 (the “named executive officers”):

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Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(4)(5)(6)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(7)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kaleil Isaza Tuzman(1)	2011	293,750	7,040,520	-	1,225,000	-		8,559,270
(amounts paid to KIT Capital,	2010	253, 492	1,637,800	1,557,750	150,000	-	-	3,599,042
Ltd. a company controlled by	2009	277,789	-	-	-	-	-	277,789
Mr. Isaza Tuzman) Former Chairman and Chief Executive Officer

Gavin Campion(2)	2011	270,021	3,387,420	-	-	-	-	3,657,441
Former President	2010	200,000	1,047,433	1,004,400	150,000	-	-	2,401,833
	2009	200,000	-	-	-	-	-	200,000

Robin Smyth, (3)	2011	254,000	3,387,420	-	-	-	-	3,641,420
Former Chief Financial Officer	2010	200,000	672,360	641,700	150,000	-	-	1,664,060
	2009	148,250	-	-	-		-	148,250

(1)	Kaleil Isaza Tuzman served as Chief Executive Officer from January 2008 through March 2012. The total amount paid to KIT Capital, Ltd. (the entity that provides his services) in 2011, 2010 and 2009 was $350,405, $418,750 and $477,750, respectively, of which $293,750, $253,492 and $277,789, respectively, was paid to Mr. Isaza Tuzman, and the remainder was paid to other KIT Capital, Ltd. personnel dedicated full-time to the company. These amounts include employer taxes, healthcare costs and other benefits. It also includes KIT Capital, Ltd. corporate fees, including legal, accounting, insurance, data hosting and parking related to the company. The Option Awards and Stock Awards compensation listed represents the estimated total compensation related to an executive compensation program which was instituted during 2010, and is subject to performance and time-based vesting thresholds over a period of several years.

(2)	Mr. Campion served as President from April 2008 to April 19, 2012. The compensation listed is only for Mr. Campion’s services as an executive officer, upon his appointment as President and not for his prior service. The Option Awards and Stock Awards compensation listed for 2010 represent the estimated total compensation related to an executive compensation program which was instituted during 2010, and is subject to performance and time-based vesting thresholds over a period of several years.

(3)	Mr. Smyth served as Chief Financial Officer through April 2009 and, after a five-month leave, rejoined the Company in September 2009. The Option Awards and Stock Awards compensation represents the estimated total compensation related to an executive compensation program which was instituted during 2010, and is subject to performance and time-based vesting thresholds over a period of several years.

(4)	Amounts reflect the aggregate grant-date fair value in accordance with FASB ASC Topic 718 for equity awards granted to the named executive officers during the applicable year, even if such equity awards are actually earned over a period of several years. The assumptions used in calculating these amounts are discussed in Note 19 of the Notes to Consolidated Financial Statements for the year ended December 31, 2011 included in the Company’s 2011 Annual Report on Form 10-K.

(5)	Includes both time-based restricted stock units (“RSUs”) and performance and time-based RSUs. The time-based RSUs vest in 48 equal monthly installments based on continued employment. The performance and time-based RSUs vest in 48 equal monthly installments based on continued employment and the common stock’s 20-day volume weighted average stock price exceeding the grant date closing price by 115% for 50% of the grant and by 130% for 50% of the grant. Both of these performance targets were met before the end of October 2010.

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(6)	Includes performance-contingent restricted stock units (“PCRSUs”). The vesting of PCRSUs is generally determined based upon the common stock’s highest 90-Day VWAP attained over a series of vesting periods (each such period is three months in duration) over the term of the agreement or, in the event of a change in control of the Company, the fair market value of common stock on the effective date of the change in control. These performance targets have not been met as of the latest vesting period on March 31, 2012.

(7)	Included in 2010 is a $150,000 cash bonus for each executive officer awarded by the Board’s Compensation Committee for achieving particular operational and strategic milestones in 2010, which was paid in 2011. Included in 2011 is incentive compensation of $1,225,000, of which $850,000 was paid in 2011 and $375,000 was accrued and is currently unpaid.

Employment and Management Contracts, Termination of Employment and Change-in-Control Arrangements

KIT Capital Management Agreement. During 2011 and 2010, the managerial services of Kaleil Isaza Tuzman, our former Chief Executive Officer, and other non-executive personnel, were provided through KIT Capital, which is beneficially controlled by Mr. Isaza Tuzman. For these services, we paid KIT Capital, Ltd. aggregate fees of $350,405 in 2011 and $418,750 in 2010, of which $293,750 in 2011 and $253,492 in 2010 were paid to Mr. Isaza Tuzman and the remainder to other KIT Capital, Ltd. personnel dedicated full-time to the company, as well as for employer taxes, healthcare costs, corporate fees and other expenses related to KIT Capital, Ltd.’s work for us.

Under the Executive Management Agreement with KIT Capital, Ltd., dated as of December 18, 2007, the services of Mr. Isaza Tuzman and two non-executive personnel have been provided to us and our subsidiaries at an initial monthly rate of $50,800, with an incentive bonus equal to the greater of (i) the preceding 12 months’ base compensation or (ii) the previous month’s monthly installment of base compensation multiplied by 12 if we achieve two consecutive quarters of profitability or total monthly revenue equals or exceeds $6.0 million. This agreement expired in 2011 and, except for certain remaining provisions, was replaced by Mr. Isaza Tuzman’s employment agreement and transition agreement described under “Compensation Discussion and Analysis—Elements of Executive Compensation—Base Salary; 2011 Executive Employment Agreements,” and “—Base Salary; Transition Agreement.”

2011 Executive Employment Agreements. Each of Kaleil Isaza Tuzman, Gavin Campion and Robin Smyth entered into a written employment agreement with us effective August 31, 2011. Each such employment agreement establishes the executive officer's base salary and entitlement to a discretionary annual bonus. Among other things, the employment agreements generally provide for severance payments upon termination by us other than for cause, designate a period of employment, allow the termination of the agreement by either party with notice and allow for participation in our 2011 Performance-Contingent Restricted Stock Unit Program and other incentive compensation programs. See "Compensation Discussion and Analysis—Elements of Executive Compensation—Base Salary; 2011 Executive Employment Agreements."

2004 Stock Option Plan

In April 2004, our Board of Directors adopted our 2004 Option Plan. Pursuant to this plan, which expires on April 1, 2014, incentive stock options or non-qualified options to purchase an aggregate of 342,858 shares of common stock may be issued, as adjusted. The plan may be administered by the Board of Directors or by a committee to which administration of the plan, or part of the plan, may be delegated by the Board of Directors. Options granted under this plan are not generally transferable by the optionee except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, and are exercisable during the lifetime of the optionee only by such optionee. Options granted under the plan vest in such increments as is determined by the Board of Directors or designated committee. To the extent that options are vested, they must be exercised within a maximum of three months of the end of the optionee's status as an employee, director or consultant, or within a maximum of 12 months after such optionee's termination or by death or disability, but in no event later than the expiration of the option term. The exercise price of all stock options granted under the plan will be determined by the Board of Directors or designated committee. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of outstanding capital stock, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date.

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In November 2006, our Board of Directors increased the number of shares which may be issued under the 2004 Option Plan to an aggregate of 228,572 shares of common stock. The number of shares reserved under the 2004 Option Plan was subsequently increased to 342,858 shares effective April 3, 2007.

To date, we have 80,000 options outstanding under the 2004 Option Plan, of which 60,000 options were issued to KIT Capital, Ltd. pursuant to the terms of the Executive Management Agreement, dated as of December 18, 2007. As of December 31, 2011, the following options have been granted under the 2004 Option Plan:

Options Issued under 2004 Option Plan

Optionee	Quantity	Exercise Price ($)	Date Granted	Vest Date	Expiration Date
KIT Capital, Ltd.	60,000	6.11	January 9, 2008	Over 36 months	January 9, 2013
KIT Capital, Ltd.	20,000	9.80	June 21, 2008	Over 48 months	June 21, 2013

2008 Incentive Stock Plan

In March 2008, our Board of Directors adopted the KIT digital, Inc. 2008 Incentive Stock Plan (the “2008 Incentive Plan”), and initially reserved 400,000 shares of common stock for issuance. Our Board of Directors voted unanimously to adopt an amendment to the 2008 Incentive Plan later that year, providing for an additional 457,143 shares of common stock available for future grants under the 2008 Incentive Plan. The holders of a majority of outstanding shares of common stock approved the amendment to the 2008 Incentive Plan at the stockholders meeting held on November 6, 2008. In November 2009, our Board of Directors voted unanimously to increase the number of shares which may be issued under the 2008 Incentive Plan by an aggregate of 2,642,857 shares to a new total of 3,500,000 shares of common stock, which was ratified by stockholders at the annual stockholders meeting in September 2010. In December 2010, our Board of Directors voted unanimously to increase the number of shares which may be issued under the 2008 Incentive Plan by 1,500,000 to an aggregate of 5,000,000 shares of common stock, subject to ratification by stockholders. Subsequently, as a result of acquisition activity, our Board of Directors authorized at its meetings on March 5, 2011 and August 5, 2011 to increase the number of shares which may be issued under the 2008 Incentive Plan to a total of 9,500,000 shares. Stockholders approved this increase at our annual meeting of stockholders on October 21, 2011.

Set forth below is a summary of the 2008 Incentive Plan, which is qualified in its entirety by reference to the full text of the 2008 Incentive Plan, which has been filed with the SEC. Any stockholder who wishes to obtain a copy of the 2008 Incentive Plan may do so by written request to KIT digital, Inc., 26 West 17th Street - 2nd Floor, New York, New York 10011.

Under the 2008 Incentive Plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, or which are not intended to qualify as Incentive Stock Options. In addition, direct grants of stock or restricted stock may be awarded.

Purpose. The primary purpose of the 2008 Incentive Plan is to attract and retain the best available personnel in order to promote the success of our business and to facilitate the ownership of our stock by employees and others who provide services to us.

Administration. The 2008 Incentive Plan is administered by our Board of Directors, provided that the Board may delegate such administration to the Compensation Committee.

Eligibility. Under the 2008 Incentive Plan, options may be granted to employees, officers, directors or consultants, as provided in the 2008 Incentive Plan.

B-9

Terms of Options. The term of each option granted under the 2008 Incentive Plan will be contained in a stock option agreement between the optionee and us and such terms will be determined by the Board of Directors consistent with the provisions of the 2008 Incentive Plan, including the following:

•	Purchase Price. The purchase price of the common stock subject to each incentive stock option will not be less than the fair market value (as set forth in the 2008 Incentive Plan), or in the case of the grant of an incentive stock option to a principal stockholder, not less than 110% of fair market value of such common stock at the time such option is granted.

•	Vesting. The dates on which each option (or portion thereof) will be exercisable and the conditions precedent to such exercise, if any, will be fixed by the Board of Directors, in its discretion, at the time such option is granted. Unless otherwise provided in the grant agreement, in the event of a change of control (as set forth in the 2008 Incentive Plan), 50% of the vesting restrictions will terminate.

•	Expiration. Any option granted to an employee will become exercisable over a period of no longer than five years. No option will in any event be exercisable after five years from, and no Incentive Stock Option granted to a ten percent stockholder will become exercisable after the expiration of five years from the date of the option

•	Transferability. No option will be transferable, except by will or the laws of descent and distribution, and any option may be exercised during the lifetime of the optionee only by such optionee. No option granted under the 2008 Incentive Plan will be subject to execution, attachment or other process.

•	Option Adjustments. In the event of any change in the outstanding stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the committee may adjust proportionally (a) the number of shares of common stock (i) reserved under the 2008 Incentive Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding stock awards or restricted stock purchase offers; (b) the stock prices related to outstanding grants; and (c) the appropriate fair market value and other price determinations for such grants. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the committee will be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other grants by means of substitution of new grant agreements for previously issued grants or an assumption of previously issued grants.

•	Termination, Modification and Amendment. The Board may, insofar as permitted by law, from time to time, suspend or terminate the 2008 Incentive Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders, no such revision or amendment may (i) increase the number of shares subject to the 2008 Incentive Plan, (ii) decrease the price at which grants may be granted, (iii) materially increase the benefits to participants, or (iv) change the class of persons eligible to receive grants under the 2008 Incentive Plan; provided no such action may alter or impair the rights and obligations under any option, or stock award, or restricted stock purchase offer outstanding as of the date thereof without the written consent of the participant.

Grants of Plan-Based Awards

The following table provides information with respect to grants of plan-based awards to the named executive officers during the year ended December 31, 2011 under the 2008 Incentive Plan:

B-10

		Option Awards			Stock Awards
					Equity	Grant
					Incentive	Date Fair
					Plan Awards:	Value of
		Number of			Number of	Stock
		Securities	Option		Shares,	and
		Underlying	Exercise	Option	Units or	Options
	Grant	Options (#)	Price	Expiration	Other Rights	Awards
Name/Award	Date	Unexercisable	($)	Date	(#)	($) (1)
Kaleil Isaza Tuzman
Performance-contingent restricted stock (2)	8/31/2011	—	—	—	636,000	7,040,520

Gavin Campion
Performance-contingent restricted stock (2)	8/31/2011	—	—	—	306,000	3,387,420

Robin Smyth
Performance-contingent restricted stock (2)	8/31/2011	—	—	—	306,000	3,387,420

(1)	Amounts reflect the aggregate grant-date fair value in accordance with FASB ASC Topic 718 for equity awards granted to the named executive officers during the applicable year. The assumptions used in calculating these amounts are discussed in Note 19 of the Notes to Consolidated Financial Statements for the year ended December 31, 2011 included in the 2011 Annual Report on Form 10-K.

(2)	Consists of performance-contingent restricted stock units (“PCRSUs”). Vesting of PCRSUs is generally determined based upon the common stock’s highest 90-Day VWAP attained over a series of vesting periods (each such period is three months in duration) over the term of the agreement or, in the event of a change in control of the Company, the fair market value of the common stock on the effective date of the change in control. These performance targets have not been met as of the latest vesting period on March 31, 2012.

B-11

Outstanding Equity Awards at December 31, 2011

The following table provides information with respect to outstanding equity incentive awards held by the named executive officers as of December 31, 2011:

	Options				Stock Awards
						Equity
					Equity	Incentive
					Incentive	Plan Awards:
					Plan Awards:	Market or
					Number of	Payout Value
					Unearned	of Unearned
	Number of	Number of			Shares,	Shares,
	Securities	Securities			Units or	Units or
	Underlying	Underlying	Option		Other Rights	Other Rights
	Unexercised	Unexercised	Exercise	Option	that Have	That Have
	Options (#)	Options (#)	Price	Expiration	Not Vested	Not Vested
Name/Award	Exercisable	Unexercisable	($)	Date	(#)	($) (9)
Kaleil Isaza Tuzman
Stock options under the 2004 Option Plan (1)	60,000	—	6.11	1/9/2013	—	—
Stock options under the 2004 Option Plan (3)	17,500	2,500	9.80	6/21/2013	—	—
Stock options (5)	111,667	223,333	8.62	8/30/2015	—	—
Time-based RSUs (6)	—	—	—	—	62,667	529,536
Performance and time-based RSUs (7)	—	—	—	—	64,000	540,800
Performance-contingent restricted stock (8)	—	—	—	—	636,000	5,374,200
Gavin Campion
Stock options (2)	32,824	1,462	2.80	3/17/2013	—	—
Stock options (3)	17,500	2,500	9.80	6/21/2013	—	—
Stock options (5)	72,000	144,000	8.62	8/30/2015	—	—
Time-based RSUs (6)	—	—	—	—	49,007	414,109
Performance and time-based RSUs (7)	—	—	—	—	32,000	270,400
Performance-contingent restricted stock (8)	—	—	—	—	306,000	2,585,700
Robin Smyth
Stock options (4)	11,715	0	2.80	3/17/2013	—	—
Stock options (3)	6,258	885	9.80	6/21/2013	—	—
Stock options (5)	46,000	92,000	8.62	8/30/2015	—	—
Time-based RSUs (6)	—	—	—	—	33,333	281,664
Performance and time-based RSUs (7)	—	—	—	—	18,667	157,736
Performance-contingent restricted stock (8)	—	—	—	—	306,000	2,585,700

(1)	Consists of stock options with an initial amount vested immediately and the balance vesting in 36 equal monthly installments.

(2)	Consists of stock options with an initial amount vested immediately and the balance vesting in 16 equal quarterly installments.

(3)	Consists of stock options vesting in 16 equal quarterly installments.

(4)	Consists of stock options with an initial amount vested immediately.

(5)	Consists of stock options that vest in 48 equal monthly installments based on continued employment.

(6)	Consists of time-based restricted stock units that vest in 48 equal monthly installments based on continued employment.

(7)	Consists of performance and time-based RSUs that vest in 48 equal monthly installments based on continued employment and the common stock’s 20-day volume weighted average stock price exceeding the grant date closing price by 115% for 50% of the grant and by 130% for 50% of the grant. Both of these performance targets were met before the end of October 2010.

B-12

(8)	Consists of performance-contingent restricted stock units (“PCRSUs”). The vesting of PCRSUs is generally determined based upon the common stock’s highest 90-Day VWAP attained over a series of vesting periods (each such period is three months in duration) over the term of the agreement or, in the event of a change in control of the Company, the fair market value of the common stock on the effective date of the change in control. These performance targets have not been met as of the latest vesting period on March 31, 2012.

(9)	Based on the $8.45 closing sale price of the Company’s common stock on December 31, 2011, as reported by Nasdaq.

The table below describes the securities authorized for issuance under our equity compensation plans as of December 31, 2011:

Equity Compensation Plan Information

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensations (1)
Equity compensation plans approved by security holders	6,335,669	$9.96	-

Equity compensation plans approved by security holders (2)	1,689,250	-	-
Subtotal	8,024,919	-	1,115,153
Equity compensation plans approved by security holders (3)	80,000	7.03	262,858
Equity compensation plans not approved by security holders	787,700	$8.62	712,300

Total	8,104,919	-	1,378,011

(1)        Consists of shares that may be granted under the Company’s 2008 Incentive Stock Plan for option exercises.

(2)        Consists of shares that may be granted under the Company’s 2008 Incentive Stock Plan for restricted stock units.

(3)        Consists of shares that may be granted under the Company’s 2004 Stock Option Plan.

Compensation of Directors

We do not pay our directors who are also officers of the company any additional compensation for services as directors. In 2011, the Compensation Committee engaged Mercer LLC to review the compensation paid to our Board of Directors. Based upon Mercer’s recommendations, in December 2011, the Compensation Committee approved the following as elements of compensation for non-employee directors and the Board of Directors passed a resolution approving the compensation package. Accordingly, in 2011, the compensation for non-employee directors included the following:

•	Grant of stock options with a value of $120,000 (priced using the Black-Scholes options pricing model) for each year for 2011 and 2010 based on their pro-rata service period pursuant to the 2008 Incentive Stock Plan. The stock options will have an exercise price equal to the fair market value of our common stock at the time of the grant and vest on the last day of each of the eight successive three months periods beginning on February 29, 2012.

B-13

•	Annual compensation in the amount of $37,500 (or, for the lead independent director, $67,500), payable quarterly, which may be paid in either cash or stock options (priced using the Black-Scholes options pricing model), or a combination of both. The form of payment (i.e., cash, stock options or a combination) will be determined by us in our sole discretion; provided that if we are operating income (or EBITDA) positive in the preceding calendar year, such determination may be made by each independent director.

•	Fees of $3,000 per Board meeting attended; $1,500 per committee meeting chaired; and $750 per committee meeting attended but not chaired. The foregoing fees will be discounted by 50% when meetings are attended or chaired telephonically. Payment will be made according to the same schedule and in the same manner as set forth in the paragraph above.

•	The Board of Directors has established a Strategic Transaction Committee to assist the Board of Directors in considering, evaluating and negotiating any possible transaction (and any alternative transaction) to acquire our company. Each non-employee director on the committee received an initial retainer fee of $20,000, and will receive a monthly fee of $20,000 commencing on January 6, 2012 (payable on the first day of each month), for rendering services in such capacity.

The following table shows non-employee director compensation in 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kamal El-Tayara(2)	-	-	14,297	-	-	-	14,297
Daniel W. Hart(2)	-	-	280,009	-	-	-	280,009
Lars Kroijer(2)	-	-	323,801	-	-	-	323,801
Joseph E. Mullin III(2)	-	-	322,062	-	-	-	322,062
Wayne Walker	-	-	367,067	-	-	-	367,067
Christopher Williams(3)	-	-	275,717	-	-	-	275,717

(1)	The determination of value of option awards is based upon the Black-Scholes options pricing model, details and assumptions of which are set out in the consolidated financial statements. The amounts represent annual amortization of fair value of stock options granted to the named director.

(2)	Mr. El-Tayara resigned from the Board in January 2011.

(3)	Mr. Williams was a member of the Board of Directors before he became the Company’s Chief Technology Officer, but was not considered an “executive officer” of the Company. He resigned from the Board in March 2012. Included in this amount is $206,563 of non-executive officer employee compensation.

B-14

SCHEDULE C

Related Party Transactions for 2011

Please see the description of the Executive Management Agreement between the Company and KIT Capital, Ltd. described under “KIT Capital Management Agreement — Employment and Management Contracts, Termination of Employment and Change-in-Control Arrangements” in Schedule B to this Proxy Statement.  Other than the transactions covered by the Executive Management Agreement as described in such section of this Proxy Statement, there were no other related party transactions during 2011 between the Company and related persons.

C-1

SCHEDULE D

The Audit Committee Report set forth in this Schedule D was submitted by the Audit Committee (as it was then constituted) in April 2012 in connection with the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Composition and Charter

During 2011, the Audit Committee was composed, at various times, of Messrs. Mullin (Chairman and member from August 2010 to August 7, 2012), Kroijer (from 2010 to February 2011 and from November 2011 to June 28, 2012), Walker (since 2010), Politi (from March 2011 to November 2011) and El-Tayara (from 2010 to January 2011). All of these individuals satisfy the independence standards for Audit Committee members under the rules of the Nasdaq Stock Market. A copy of the Audit Committee Charter is available to stockholders on the Company’s website.

Responsibilities

The responsibilities of the Audit Committee include engaging an accounting firm to serve as the Company’s independent registered public accounting firm. Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and the Company’s internal controls. The Audit Committee does not prepare or audit the Company’s financial statements or certify their accuracy.

Review with Management and Independent Registered Public Accountants

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Grant Thornton LLP, the firm’s independence.

Summary

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the Company’s audited consolidated financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended, filed with the SEC.

D-1

This report is submitted by the Audit Committee.

Joseph E. Mullin III, Chairman

Lars Kroijer

Wayne Walker

D-2

KIT DIGITAL, INC.

Voting by telephone or Internet is quick, easy and immediate.

As a stockholder of KIT digital, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern time, on December 4, 2012.

To Vote Your Proxy by Internet

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Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

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1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail

Mark, sign, and date your proxy card, then detach it, and return it in the postage-prepaid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

KIT digital, Inc.

Proxy for 2012 Annual Meeting of Stockholders

December 5, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints K. Peter Heiland and Fabrice Hamaide, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of KIT digital common stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the 2012 Annual Meeting of Stockholders of KIT digital, to be held at _______________, at 10:00 a.m., local time, on Wednesday, December 5, 2012, and any adjournments thereof. The proxies, and either one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.

(Continued and to be signed on reverse side.)

Proxy Card - Front

2012 ANNUAL MEETING OF STOCKHOLDERS

KIT digital, Inc.

December 5, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2012:

THE PROXY STATEMENT, 2011 ANNUAL REPORT ON

FORM 10-K, AS AMENDED, AND SUBSEQUENT 2012 FORM 10-Qs ARE AVAILABLE AT
WWW.KITD.COM.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.  To elect four directors to serve for one year:

☐  FOR ALL NOMINEES

☐  WITHHOLD AUTHORITY FOR ALL NOMINEES

☐  FOR ALL EXCEPT (See instruction below)

NOMINEES:

™  William V. Russell

™  Seth W. Hamot

™  K. Peter Heiland

™  Greg B. Petersen

☐  ABSTAIN

2.  To approve an amendment to the Company’s 2008 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares, and to approve a program permitting the exchange of certain stock options for restricted stock units:

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.  To approve under applicable Nasdaq rules the issuance of all shares of the Company’s common stock and warrants pursuant to the Company’s May 2012 private placement, including the shares underlying the warrants issued as part of the private placement, without the need for any Nasdaq Share Cap or any restriction on an exercise-price based anti-dilution provision in the warrants:

☐  FOR

☐  AGAINST

☐  ABSTAIN

Proxy Card - Reverse Side

4.  To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2012:

☐  FOR

☐  AGAINST

☐  ABSTAIN

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder	Date

Signature of Stockholder	Date

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign name by authorized person.

Proxy Card - Reverse Side